SEC File Nos. 811-1880
              2-33371

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549

                             FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 Post-Effective Amendment No. 45  (X)

                               and

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 26   (X)


                  THE INCOME FUND OF AMERICA, INC.
         (Exact name of registrant as specified in charter)

 P.0. Box 7650, Four Embarcadero Center, San Francisco, California 94120 (Address of principal executive offices) (Zip Code)

    Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                        Patrick F. Quan
                           Secretary
                The Income Fund of America, Inc.
              P.0. Box 7650, Four Embarcadero Center
                 San Francisco, California 94120
             (Name and address of agent for service)

                            Copy to:
                     Cary I. Klafter, Esq.
                      Morrison & Foerster
               345 California Street, 30th Floor
                San Francisco, California 94104


            The Registrant has filed a declaration
                 pursuant to Rule 24f-2.  On
           September 21, 1995, it filed its 24f-2
                   Notice for fiscal 1995.

          Approximate date of proposed public offering:

   [X] It is proposed that this filing will become effective on October 1, 1995 pursuant to paragraph (b) of Rule 485.

                        THE INCOME FUND OF AMERICA, INC.
                             Cross Reference Sheet

Item Number                                                  Captions in

of Part "A"                                                  Prospectus

of Form N-1A                                                    (Part "A")



 1.           Cover Page                                     Cover Page



 2.           Synopsis                                       Summary of Expenses



 3.           Condensed Financial Information                Financial Highlights;

                                                             Investment Results



 4.           General Description of Registrant              Fund Organization

                                                             and Management;

                                                             Investment Objective and

                                                             Policies; Certain

                                                             Securities and Investment

                                                             Techniques



 5.           Management of the Fund                         Financial Highlights;

                                                             Fund Organization and

                                                             Management



 6.           Capital Stock and Other Securities             Investment Objective

                                                             and Policies; Fund

                                                             Organization and

                                                             Management; Dividends,

                                                             Distributions and Taxes;

                                                             Retirement Plans



 7.           Purchase of Securities Being Offered           Purchasing Shares;

                                                             Fund Organization and

                                                             Management; Shareholder

                                                             Services



 8.           Redemption or Repurchase                       Redeeming Shares



 9.           Legal Proceedings                              N/A



                                                             Captions in Statement

Item Number                                                  of Additional

of Part "B"                                                  Information

of Form N-1A                                                        (Part "B")



 10.          Cover Page                                     Cover



 11.          Table of Contents                              Table of Contents



 12.          General Information and History                None



 13.          Investment Objectives and Policies             Description of Certain

                                                             Securities; Fundamental

                                                             Policies and Investment

                                                             Restrictions



 14.          Management of the Fund                         Fund Officers and

                                                             Directors



 15.          Control Persons and Principal                  Fund Officers and

              Holders of Securities                          Directors; Fund

                                                             Organization and

                                                             Management (Part "A")



 16.          Investment Advisory and Other Services         Fund Officers and

                                                             Directors; Fund

                                                             Organization and

                                                             Management (Part "A");

                                                             General Information;

                                                             Management



 17.          Brokerage Allocation and Other Practices       Execution of Portfolio

                                                             Transactions; Fund

                                                             Organization and

                                                             Management (Part "A")



 18.          Capital Stock and Other Securities             None



 19.          Purchase, Redemption and Pricing               Purchase of Shares;

              of Securities Being Offered                    Shareholder Account

                                                             Services and Privileges;

                                                             Purchasing Shares (Part

                                                             "A"); General

                                                             Information



 20.          Tax Status                                     Dividends,

                                                             Distributions and Federal

                                                             Taxes



 21.          Underwriter                                    Management; Fund

                                                             Organization and

                                                             Management (Part "A")



 22.          Calculation of Performance Data                Investment Results



 23.          Financial Statements                           Financial Statements



Item in

Part "C"



24.           Financial Statements and Exhibits



25.           Persons Controlled by or under Common Control

              with Registrant



26.           Number of Holders of Securities



27.           Indemnification



28.           Business and Other Connections of Investment Adviser



29.           Principal Underwriter



30.           Location of Accounts and Records



31.           Management Services



32.           Undertakings




 Signature Page

                        THE INCOME FUND OF AMERICA, INC.

           Prospectus

           The
           Income
           Fund of
           America, Inc.

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


           OCTOBER 1, 1995


                       THE INCOME FUND OF AMERICA, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111


The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. The fund believes that a portfolio with relatively high current income can also generate growth of capital. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated October 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

06-010-1095

-------------------------------------------------------------------------------

             SUMMARY OF
               EXPENSES

Average annual expenses
    paid over a 10-year
        period would be
  approximately $13 per
year, assuming a $1,000
    investment and a 5%
         annual return.



         TABLE OF
         CONTENTS

 Summary of Expenses........2

 Financial Highlights.......3

 Investment Objective and
  Policies..................3

 Certain Securities and
  Investment Techniques.....4

 Investment Results.........8

 Dividends, Distributions
  and Taxes.................8

 Fund Organization and
  Management................9

 The American Funds
  Shareholder Guide.....12-20

  Purchasing Shares........12

  Reducing Your Sales
   Charge..................15

  Shareholder Services.....16

  Redeeming Shares.........18

  Retirement Plans.........20


   IMPORTANT PHONE NUMBERS

    Shareholder Services:
     800/421-0180 ext. 1

       Dealer Services:
     800/421-9900 ext. 11

    American FundsLine(R)
       800/325-3590
    (24-hour information)

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................  0.32%
12b-1 expenses........................................................  0.23%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.10%
Total fund operating expenses.........................................  0.65%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./4/                              $64     $77     $92     $134

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any defined contribution plan qualified under Section 401(a) of the Internal
    Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the ten years ended July
         HIGHLIGHTS    31, 1995 has been derived from financial statements
       (For a share    which have been audited by Deloitte & Touche LLP, inde-
        outstanding    pendent accountants. This information should be read in
     throughout the    conjunction with the financial statements and related
       fiscal year)    notes, which are included in the statement of addi-
                       tional information.

                                                      YEAR ENDED JULY 31
                            --------------------------------------------------------------------------------
                             1995     1994     1993    1992    1991    1990    1989    1988    1987    1986
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11  $11.68
                             ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..      .85      .83     .85     .85     .86     .82     .90     .82     .82     .90
   Net realized and
    unrealized gain
    (loss) on invest-
    ments.................     1.29     (.53)    .74    1.48     .53    (.67)   1.68    (.68)   1.08    1.21
                             ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
     Total income from in-
      vestment operations.     2.14      .30    1.59    2.33    1.39     .15    2.58     .14    1.90    2.11
                             ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....     (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)   (.88)
   Distributions from net
    realized gains........     (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    --     (.38)   (.59)   (.80)
                             ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
     Total distributions..     (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)  (1.68)
                             ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
                             ======   ======  ======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    16.42%    1.98%  11.88%  19.16%  12.24%  1.12%   23.43%   1.71%  16.67%  19.87%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925  $  943  $  546
   Ratio of expenses to
    average net assets....      .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%    .54%    .55%
   Ratio of net income to
    average net assets....     6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%   6.55%   7.32%
   Portfolio turnover
    rate..................    26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%  38.73%  41.48%

 --------
 /1/Excludes maximum sales charge of 5.75%.

         INVESTMENT    The fund's investment objective is to emphasize current
          OBJECTIVE    income while secondarily striving to attain capital
       AND POLICIES    growth. The fund believes that a portfolio with rela-
                       tively high current income can also generate growth of capital.

   The fund aims to    The portfolio of the fund is managed to earn current
   provide you with    income on, and to anticipate long-term capital growth
     current income    of, the portfolio as a whole rather than any individual
  while secondarily    security in it. The fund may invest in common and pre-
       striving for    ferred stocks, straight debt securities (including gov-
    capital growth.    ernment securities) or debt securities with equity con-
                       version or purchase rights, and cash and cash equiva-lents. In addition, the fund may invest in various mortgage-related securities including those issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and collateralized obligations (CMOs) and mortgage-backed bonds. The fund may also invest to a very limited ex-tent in inverse floating rate notes (a type of deriva-tive instrument). (See the statement of additional in-formation for a description of cash equivalents, mort-gage-related securities and inverse floating rate notes.) The mix of these securities is determined on the basis of existing and anticipated conditions. The relative percentages of each type of security in the portfolio may be expected to fluctuate and at times the fund may be invested solely in fixed-income securities or solely in equity securities. The fund may also in-vest in fixed-

-------------------------------------------------------------------------------

                       income securities of issuers domiciled outside the U.S. provided such securities are denominated in U.S. dol-lars. Furthermore, while the fund generally does not invest in equity securities of issuers based outside the U.S., it may from time to time invest a small por-tion of assets in other North American issuers. The fund will maintain at least 65% of the value of its to-tal assets in income-producing securities under normal market conditions.

                       The fund's straight debt securities may consist of bonds that are rated, measured at the time of purchase, as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but consid-ered of similar quality). However, securities rated BB and Ba or below (or unrated but considered of similar quality) must represent no more than 20% of the fund's total assets. Securities rated BB and Ba or below (or unrated but considered of similar quality) are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

                       During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income in-vestments was 44%. The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1995 was as follows: Aaa/AAA-20.01%; Aa/AA-0.42%; A/A-1.91%;
                       Baa/BBB-6.09%; Ba/BB-5.29%; B/B-9.01%; and Caa/CCC-
                       0.76%.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       The fund's rate of portfolio turnover will depend pri-marily on market conditions. The rate of portfolio turnover will not be a limiting factor when changes are appropriate.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject

-------------------------------------------------------------------------------

                       to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share. The values of high-yield, high-risk securities may be subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market devel-opments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield, high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the op-portunity for leverage similarly increases.


                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such

-------------------------------------------------------------------------------

                       obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in non-U.S. issuers as described above. These issuers may not be subject to uniform accounting, au-diting and financial reporting standards and practices or regulatory requirements comparable to those applica-ble to U.S. issuers. There may also be less public in-formation available about non-U.S. issuers. Addition-ally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limi-tations on the removal of funds or other assets; polit-ical or social instability; the diverse structure and liquidity of the various securities markets; and na-tionalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversification opportuni-ties.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

--------------------------------------------------------------------------------------------------------------
                                                                                   YEARS OF EXPERIENCE AS
                                                                                   INVESTMENT PROFESSIONAL
                                                                                        (APPROXIMATE)
                                                      YEARS OF EXPERIENCE AS       WITH CAPITAL
                                                       PORTFOLIO COUNSELOR         RESEARCH AND
 PORTFOLIO COUNSELORS      PRIMARY TITLE(S)               (AND RESEARCH             MANAGEMENT
          FOR                                      PROFESSIONAL, IF APPLICABLE)     COMPANY OR
  THE INCOME FUND OF                                  FOR THE INCOME FUND OF            ITS           TOTAL
     AMERICA, INC.                                 AMERICA, INC. (APPROXIMATE)      AFFILIATES        YEARS
--------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler      Senior Vice President   11 years (in addition to 11 years  23 years           29 years
                        of the fund.            as a research professional prior
                        Senior Vice President   to becoming a portfolio
                        and Director, Capital   counselor for the fund)
                        Research Company*
--------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine     Senior Vice President   22 years                           28 years           43 years
                        of the fund.
                        Senior Vice President
                        and Director, Capital
                        Research and Manage-
                        ment Company
--------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Vice President, Capi-   6 years (in addition to 5 years    22 years           22 years
                        tal Research and Man-   as a research professional prior
                        agement Company         to becoming a portfolio
                                                counselor for the fund)
--------------------------------------------------------------------------------------------------------------
 Janet A. McKinley      Vice President of the   2 years (in addition to 8 years    13 years           19 years
                        fund.                   as a research professional prior
                        Senior Vice President,  to becoming a portfolio
                        Capital Research Com-   counselor for the fund)
                        pany*
--------------------------------------------------------------------------------------------------------------
 George A. Miller       President of the fund.  20 years                           20 years           34 years
                        Senior Vice President
                        and Director, Capital
                        Research and
                        Management Company
--------------------------------------------------------------------------------------------------------------
 Dina Perry             Vice President of the   3 years                            4 years            29 years
                        fund.
                        Vice President, Capital
                        Research and Management
                        Company
--------------------------------------------------------------------------------------------------------------
 Richard T. Schotte     Senior Vice President   17 years                           18 years           28 years
                        of the fund.
                        Senior Vice President,
                        Capital Research and
                        Management Company
--------------------------------------------------------------------------------------------------------------
 John H. Smet           Vice President of the   3 years                            12 years           13 years
                        fund.
                        Vice President, Capital
                        Research and
                        Management Company
--------------------------------------------------------------------------------------------------------------

 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
                                                                               7

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield and/or total return basis for various periods,
  return of +13.29%    with or without sales charges. Results calculated with-
   a year (assuming    out a sales charge will be higher. Total returns assume
  the maximum sales    the reinvestment of all dividends and capital gain dis-
   charge was paid)    tributions.
      under Capital
       Research and    As of June 30, 1995, the fund's yield for the past 30-
         Management    day period was 5.36%, and total return over the past 12
          Company's    months and average annual total returns over the past
         management    five- and ten-year periods were +9.60%, +10.34% and
  (December 1, 1973    +11.11%, respectively. These results were calculated in
   through June 30,    accordance with Securities and Exchange Commission
             1995).    rules which require that the maximum sales charge be
                       deducted. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address in-dicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, September and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    FEDERAL TAXES The fund intends to operate as a "regu-
      September and    lated investment company" under the Internal Revenue
          December.    Code. In any fiscal year in which the fund so qualifies
                       and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTI-FIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EX-CHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to with-hold 30% or the applicable tax treaty rate from divi-dends paid to certain nonresident alien, non-U.S. part-nership and non-U.S. corporation shareholder accounts.

-------------------------------------------------------------------------------

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax ad-viser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1969 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1983. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. (See "The American Funds Share-holder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The Ameri-can Funds Group.) Capital Research and Management Com-pany manages the investment portfolio and business af-fairs of the fund and receives a fee at the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.15% on net assets in excess of $8 billion, plus 2.25% of the portion of the fund's gross investment income for the preceding month. Assuming net assets of $12 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.24%, 0.26%, 0.28%, 0.30%, 0.33% and 0.35%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are

-------------------------------------------------------------------------------

                       conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares-- Sales Charges" below.

--------------------------------------------------------------------------------

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $7,211,000 for the fiscal year ended July 31, 1995. Telephone conver-sations with American Funds Service Company may be re-corded or monitored for verification, recordkeeping and quality assurance purposes.

                             AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                        SERVICE   ADDRESS                    AREAS SERVED
                         AREA
                       --------------------------------------------------------
                       WEST    P.O. Box 2205               AK, AZ, CA, HI, ID,
                               Brea, CA 92622-2205         MT, NV, OR, UT, WA
                               Fax: 714/671-7080           and outside the U.S.
                       --------------------------------------------------------
                       CENTRAL P.O. Box 659522             AR, CO, IA, KS, LA,
                       -WEST   San Antonio, TX 78265-9522  MN, MO, ND, NE, NM,
                               Fax: 210/530-4050           OK, SD, TX, and WY
                       --------------------------------------------------------
                       CENTRAL P.O. Box 6007               AL, IL, IN, KY, MI,
                       -WEST   Indianapolis, IN 46206-6007 MS, OH, TN and WI
                               Fax: 317/735-6620
                       --------------------------------------------------------
                       EAST    P.O. Box 2280               CT, DE, FL, GA, MA,
                               Norfolk, VA 23501-2280      MD, ME, NC, NH, NJ,
                               Fax: 804/670-4773           NY, PA, RI, SC, VA,
                                                           VT, WV and
                                                           Washington, D.C.
                       --------------------------------------------------------
                        ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 FOR SERVICE.
                       --------------------------------------------------------
                                      [LOGO OF UNITED STATES MAP]
                       --------------------------------------------------------
                       West (light grey); Central-West (white); Central-East (dark grey), East (gold)

                [LOGO OF THE AMERICAN FUNDS SHAREHOLDER GUIDE]

          PURCHASING   METHOD     INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
              SHARES  ---------------------------------------------------------
                                  See "Investment      $50 minimum (except
                                  Minimums and Fund    where a lower
                                  Numbers" for         minimum is noted
                                  initial              under "Investment
                                  investment           Minimums and Fund
                                  minimums.            Numbers").
     Your investment  ---------------------------------------------------------
     dealer can help   By         Visit any            Mail directly to
  you establish your   contacting investment dealer    your investment
   account--and help   your       who is registered    dealer's address
       you add to it   investment in the state         printed on your
  whenever you like.   dealer     where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ---------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                      ---------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:
                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,CA
                                  94106
                                  (ABA #121000248)
                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the next offering price after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares on the basis of the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAILABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                     MINIMUM
                                     INITIAL    FUND
  FUND                             INVESTMENT  NUMBER
  ----                             ----------  ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R)..................    $1,000        02
  American Balanced Fund(R)......       500        11
  American Mutual Fund(R)........       250        03
  Capital Income Builder(R)......     1,000        12
  Capital World Growth and
   Income Fund(SM)...............     1,000        33
  EuroPacific Growth Fund(R).....       250        16
  Fundamental Investors(SM)......       250        10
  The Growth Fund of America(R)..     1,000        05
  The Income Fund of America(R)..     1,000        06
  The Investment Company
   of America(R).................       250        04
  The New Economy Fund(R)........     1,000        14
  New Perspective Fund(R)........       250        07
  SMALLCAP World Fund(SM)........     1,000        35
  Washington Mutual Investors
   Fund(SM)......................       250        01
                                     MINIMUM
                                     INITIAL    FUND
  FUND                             INVESTMENT  NUMBER
  ----                             ----------  ------
  BOND FUNDS
  American High-Income Municipal
   Bond Fund(SM).................    $1,000        40
  American High-Income Trust(R)..     1,000        21
  The Bond Fund of America(SM)...     1,000        08
  Capital World Bond Fund(R).....     1,000        31
  Intermediate Bond Fund
   of America(R).................     1,000        23
  Limited Term Tax-Exempt
   Bond Fund of America(SM)......     1,000        43
  The Tax-Exempt Bond Fund
   of America(SM)................     1,000        19
  The Tax-Exempt Fund of
   California(R)*................     1,000        20
  The Tax-Exempt Fund of
   Maryland(R)*..................     1,000        24
  The Tax-Exempt Fund of
   Virginia(R)*..................     1,000        25
  U.S. Government Securities
   Fund(SM)......................     1,000        22

  MONEY MARKET FUNDS
  The Cash Management
   Trust of America(R)...........     2,500        09
  The Tax-Exempt Money
   Fund of America(SM)...........     2,500        39
  The U.S. Treasury Money
   Fund of America(SM)...........     2,500        49

--------
* Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

------------------------------------------------------------------------------------
                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than
                $100,000.........................    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than
                $50,000..........................    4.71      4.50        3.75
               $50,000 but less than
                $100,000.........................    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)

                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales.

                       Any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--

-------------------------------------------------------------------------------

                       Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current or retired registered representatives or full-time employees and their spouses and minor children of dealers having sales agreements with American Funds Distributors and plans for such persons; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more;
                       (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

-------------------------------------------------------------------------------

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales

-------------------------------------------------------------------------------

                       charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.
                       Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"),
                       personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
                       --------------------------------------------------------
          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a 401(k) plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age
                       59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group. Send a written

-------------------------------------------------------------------------------

                       request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                            [LOGO OF      This prospectus has been printed on
                         RECYCLED PAPER]  recycled paper that meets the
                                          guidelines of the United States
                                          Environmental Protection Agency

           Prospectus
           for Eligible Retirement Plans

            The Income
             Fund of
           America, Inc.


           OCTOBER 1, 1995

           [LOGO OF THE AMERICAN FUNDS GROUP(R)]


                       THE INCOME FUND OF AMERICA, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. The fund believes that a portfolio with relatively high current income can also generate growth of capital. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated October 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 06-010-1095

-------------------------------------------------------------------------------

                SUMMARY OF
                  EXPENSES

   Average annual expenses
       paid over a 10-year
           period would be
      approximately $8 per
   year, assuming a $1,000
       investment and a 5%
            annual return.


     TABLE OF CONTENTS

  Summary of Expenses..........   2
  Financial Highlights.........   3
  Investment Objective and
   Policies....................   3
  Certain Securities and
   Investment Techniques.......   4
  Investment Results...........   7
  Dividends, Distributions and
   Taxes.......................   7
  Fund Organization and
   Management..................   8
  Purchasing Shares............  10
  Shareholder Services.........  11
  Redeeming Shares.............  11

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees....................................................... 0.32%
12b-1 expenses........................................................ 0.23%
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)..............................  0.10%/2/
Total fund operating expenses......................................... 0.65%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./3/                              $7      $21     $36     $81

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the ten years ended July
         HIGHLIGHTS    31, 1995 has been derived from financial statements
       (For a share    which have been audited by Deloitte & Touche llp, inde-
        outstanding    pendent accountants. This information should be read in
     throughout the    conjunction with the financial statements and related
       fiscal year)    notes, which are included in the statement of addi-
                       tional information.

                                                      YEAR ENDED JULY 31
                            --------------------------------------------------------------------------------
                             1995     1994     1993    1992    1991    1990    1989    1988    1987    1986
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11  $11.68
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..      .85      .83     .85     .85     .86     .82     .90     .82     .82     .90
   Net realized and
    unrealized gain
    (loss) on investments      1.29     (.53)    .74    1.48     .53   (.67)    1.68    (.68)   1.08    1.21
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
     Total income from in-
      vestment operations.     2.14      .30    1.59    2.33    1.39     .15    2.58     .14    1.90    2.11
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....     (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)   (.88)
   Distributions from net
    realized gains........     (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    --     (.38)   (.59)   (.80)
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
     Total distributions..     (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)  (1.68)
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
                            =======  =======  ======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    16.42%    1.98%  11.88%  19.16%  12.24%  1.12%   23.43%   1.71%  16.67%  19.87%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925  $  943  $  546
   Ratio of expenses to
    average net assets....      .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%    .54%    .55%
   Ratio of net income to
    average net assets....     6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%   6.55%   7.32%
   Portfolio turnover
    rate..................    26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%  38.73%  41.48%

 --------
 /1/ Calculated with no sales charge.

         INVESTMENT    The fund's investment objective is to emphasize current
          OBJECTIVE    income while secondarily striving to attain capital
       AND POLICIES    growth. The fund believes that a portfolio with rela-
                       tively high current income can also generate growth of
   The fund aims to    capital.
   provide you with
     current income    The portfolio of the fund is managed to earn current
  while secondarily    income on, and to anticipate long-term capital growth
       striving for    of, the portfolio as a whole rather than any individual
    capital growth.    security in it. The fund may invest in common and pre-
                       ferred stocks, straight debt securities (including gov-ernment securities) or debt securities with equity con-version or purchase rights, and cash and cash equiva-lents. In addition, the fund may invest in various mortgage-related securities including those issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and collateralized mortgage obligations (CMOs) and mort-gage-backed bonds. The fund may also invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). (See the statement of addi-tional information for a description of cash equiva-lents, mortgage-related securities and inverse floating rate notes.) The mix of these securities is determined on the basis of existing and anticipated conditions.
                       The relative percentages of each type of security in the portfolio may be expected to fluctuate and at times the fund may be invested solely in fixed-income securi-ties or solely in equity securities. The fund may also invest in fixed-income securities of issuers domiciled outside the U.S. provided such

-------------------------------------------------------------------------------

                       securities are denominated in U.S. dollars. Further-more, while the fund generally does not invest in eq-uity securities of issuers based outside the U.S., it may from time to time invest a small portion of assets in other North American issuers. The fund will maintain at least 65% of the value of its total assets in in-come-producing securities under normal market condi-tions.

                       The fund's straight debt securities may consist of bonds that are rated, measured at the time of purchase, as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but consid-ered of similar quality). However, securities rated BB and Ba or below (or unrated but considered of similar quality) must represent no more than 20% of the fund's total assets. Securities rated BB and Ba or below (or unrated but considered of similar quality) are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

                       During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income in-vestments was 44%. The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1995 was as follows: Aaa/AAA-20.01%; Aa/AA-0.42%; A/A-1.91%;
                       Baa/BBB-6.09%; Ba/BB-5.29%; B/B-9.01%; and Caa/CCC-
                       0.76%.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       The fund's rate of portfolio turnover will depend pri-marily on market conditions. The rate of portfolio turnover will not be a limiting factor when changes are appropriate.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share. The values of high-yield, high-risk securities may be subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market devel-opments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield,

-------------------------------------------------------------------------------

                       high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in non-U.S. issuers as described above. These issuers may not be subject to

-------------------------------------------------------------------------------

                       uniform accounting, auditing and financial reporting standards and practices or regulatory requirements com-parable to those applicable to U.S. issuers. There may also be less public information available about non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confis-catory taxation; limitations on the removal of funds or other assets; political or social instability; the di-verse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversifi-cation opportunities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                          YEARS OF EXPERIENCE AS
                                                 YEARS OF EXPERIENCE AS   INVESTMENT PROFESSIONAL
                                                   PORTFOLIO COUNSELOR         (APPROXIMATE)
                                                          (AND            WITH CAPITAL
                                                 RESEARCH PROFESSIONAL,   RESEARCH AND
                           PRIMARY TITLE(S)        IF APPLICABLE) FOR      MANAGEMENT
 PORTFOLIO COUNSELORS                              THE INCOME FUND OF      COMPANY OR
 FOR THE INCOME FUND                                  AMERICA, INC.            ITS        TOTAL
   OF AMERICA, INC.                                   (APPROXIMATE)        AFFILIATES     YEARS
-----------------------------------------------------------------------------------------------------
 Stephen E. Bepler    Senior Vice President of    11 years (in             23 years      29 years
                      the fund.                   addition to
                      Senior Vice President and   11 years as a
                      Director, Capital Research  research professional
                      Company*                    prior to becoming a
                                                  portfolio counselor
                                                  for the fund)
-----------------------------------------------------------------------------------------------------
 Abner D. Goldstine   Senior Vice President of    22 years                 28 years      43 years
                      the fund.
                      Senior Vice President and
                      Director, Capital Research
                      and Management Company
-----------------------------------------------------------------------------------------------------
 Gregg E. Ireland     Vice President, Capital     6 years (in              22 years      22 years
                      Research and Management     addition to
                      Company                     5 years as a research
                                                  professional prior to
                                                  becoming a portfolio
                                                  counselor for the
                                                  fund)
-----------------------------------------------------------------------------------------------------
 Janet A. McKinley    Vice President of the       2 years (in              13 years      19 years
                      fund. Senior Vice Presi-    addition to
                      dent, Capital Research      8 years as a
                      Company*                    research professional
                                                  prior to becoming a
                                                  portfolio counselor
                                                  for the fund)
-----------------------------------------------------------------------------------------------------
 George A. Miller     President of the fund.      20 years                 20 years      34 years
                      Senior Vice President and
                      Director, Capital Research
                      and Management Company
-----------------------------------------------------------------------------------------------------
 Dina Perry           Vice President of the       3 years                  4 years       29 years
                      fund.
                      Vice President, Capital
                      Research and Management
                      Company
-----------------------------------------------------------------------------------------------------
 Richard T. Schotte   Senior Vice President of    17 years                 18 years      28 years
                      the fund.
                      Senior Vice President,
                      Capital Research and
                      Management Company
-----------------------------------------------------------------------------------------------------
 John H. Smet         Vice President of the       3 years                  12 years      13 years
                      fund.
                      Vice President, Capital
                      Research and Management
                      Company
-----------------------------------------------------------------------------------------------------

 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

-------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield and/or total return basis for various periods,
      return (at no    with or without sales charges. Results calculated with-
   sales charge) of    out a sales charge will be higher. Total returns assume
     +13.61% a year    the reinvestment of all dividends and capital gain dis-
      under Capital    tributions.
       Research and
         Management    As of June 30, 1995, the fund's yield for the past 30-
          Company's    day period was 5.69%, and total return over the past 12
         management    months and average annual total returns over the past
  (December 1, 1973    five- and ten-year periods were +16.29%, +11.66% and
   through June 30,    +11.76%, respectively. These results were calculated in
             1995).    accordance with Securities and Exchange Commission re-
                       quirements at no sales charge. Of course, past results are not an indication of future results. Further infor-mation regarding the fund's investment results is con-tained in the fund's annual report which may be ob-tained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, September and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1969 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1983. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.15% on net assets in excess of $8 billion, plus 2.25% of the portion of the fund's gross investment income for the preceding month. Assuming net assets of $12 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.24%, 0.26%, 0.28%, 0.30%, 0.33% and 0.35%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by

-------------------------------------------------------------------------------

                       the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 5300
                       Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $7,211,000 for the fiscal year ended July 31, 1995. Telephone conversations with American Funds Serv-ice Company may be recorded or monitored for verifica-tion, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any defined contribution plan qualified under Section
                       401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares--Contingent
                       Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will provide additional promotional incentives to dealers. Currently these incentives are limited to the top hundred dealers who have sold shares of the fund or other funds in The American Funds Group. The incentive payments will be based on a pro rata share of a qualifying dealer's sales.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

-------------------------------------------------------------------------------

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                        By              Your plan administrator/trustee must
                        contacting      send a letter of instruction
                        your plan       specifying the name of the fund, the
                        administrator/  number of shares or dollar amount to
                        trustee         be sold, and, if applicable, your
                                        name and account number. For your
                                        protection, if you redeem more than
                                        $50,000, the signatures of the
                                        registered owners (i.e., trustees or
                                        their legal representatives) must be
                                        guaranteed by a bank, savings
                                        association, credit union, or member
                                        firm of a domestic stock exchange or
                                        the National Association of
                                        Securities Dealers, Inc., that is an
                                        eligible guarantor institution. Your
                                        plan administrator/trustee should
                                        verify with the institution that it
                                        is an eligible guarantor prior to
                                        signing. Additional documentation may
                                        be required to redeem shares from
                                        certain accounts. Notarization by a
                                        Notary Public is not an acceptable
                                        signature guarantee.
                       --------------------------------------------------------
                        By              Shares may also be redeemed through
                        contacting      an investment dealer; however, you or
                        an              your plan may be charged for this
                        investment      service. SHARES HELD FOR YOU IN AN
                        dealer          INVESTMENT DEALER'S STREET NAME MUST
                                        BE REDEEMED THROUGH THE DEALER.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, subject to regulatory approval, on any investment made with no initial sales charge by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a 401(k) plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                               [LOGO OF      This prospectus has been printed on
                           RECYCLED PAPER]   recycled paper that meets the
                                             guidelines of the United States
                                             Environmental Protection Agency

                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


12


                                   Part B
                      Statement of Additional Information
                               OCTOBER 1, 1995

    This document is not a prospectus but should be read in conjunction with the current Prospectus of The Income Fund of America, Inc. (the fund or IFA) dated October 1, 1995. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                      THE INCOME FUND OF AMERICA, INC.
                           ATTENTION:  SECRETARY
                          FOUR EMBARCADERO CENTER
                              P.O. BOX 7650
                         SAN FRANCISCO, CA  94120
                        TELEPHONE:  (415) 421-9360

    The fund has two forms of prospectuses. Each reference to the prospectus in this statement of additional information includes both of the fund's Prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                             Table of Contents
Item                                                                Page No.
DESCRIPTION OF CERTAIN SECURITIES
CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
DESCRIPTION OF BOND RATINGS
FINANCIAL STATEMENTS                                               ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

 CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association (GNMA) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

 FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

 OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different effective maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity at the time payments are made. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

 Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

 INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. Therefore, these securities have a greater degree of volatility than other types of interest-bearing securities.

 WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL TRANSACTIONS" - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.

 The fund will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

    The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.


         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 The fund may invest no more than 20% of its total assets in securities rated BB and Ba or below (or unrated but considered of similar quality). The 20% limit shall not apply to debt securities that have equity conversion or purchase rights. In addition, the fund has no current intention of holding more than 25% of its total assets in high-yield, high-risk bonds, INCLUDING those that have equity conversion or purchase rights.

 The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus, may be changed by the board of directors at any time. It is contemplated that most of the fund's common stock investments will be made in securities that are listed on a stock exchange.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Act as underwriter of securities issued by other persons.

 2. Invest more than 10% of the value of its total assets in securities that are illiquid.

 3. Borrow amounts in excess of 5% of its gross assets taken at cost or market value, whichever is lower, determined at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, mortgage, or hypothecate its assets taken at market value to any extent greater than 15% of its gross assets taken at cost or market value, whichever is lower, at the time of such action.

 4. Purchase real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or purchase oil, gas, or other mineral leases.

 5. Purchase or deal in commodities or commodity contracts.

 6. Make loans to other persons, except by making time or demand deposits with banks or by purchasing a portion of an issue (not prohibited by any investment restriction set forth herein) of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

 7. Purchase securities of any company for the purpose of exercising control or management.

 8. Purchase securities of any other managed investment company.

 9. Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

 10. Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

 11. Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

 12. Purchase any securities of any issuer, except the U.S. Government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

 13. Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

 14. Purchase securities of companies (other than real estate investment trusts) which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the fund's total assets to be invested in the securities of such companies.

    Notwithstanding Investment Restriction #8, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 The fund has also agreed that it will not purchase any warrants if immediately after and as a result of such purchase more than 5% of the market value of the total assets of the fund would be invested in such warrants, with no more than 2% being unlisted on the New York or American Stock Exchanges. These are not fundamental policies of the fund and may be changed without shareholder approval.

                            FUND OFFICERS AND DIRECTORS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS AND AGE      POSITION     PRINCIPAL OCCUPATION(S) DURING PAST   AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
TOTAL NUMBER
                           WITH         5 YEARS (POSITIONS WITHIN THE   (INCLUDING VOLUNTARILY   ALL FUNDS MANAGED BY   OF FUND
BOARDS
                           REGISTRANT   ORGANIZATIONS LISTED MAY HAVE   DEFERRED COMPENSATION/1/)   CAPITAL RESEARCH AND   ON WHICH

                                        CHANGED DURING THIS PERIOD)   FROM THE COMPANY      MANAGEMENT COMPANY   DIRECTOR SERVES
                                                                    DURING FISCAL YEAR ENDED   FOR THE YEAR ENDED
                                                                    7/31/95               7/31/95/2/

Robert A. Fox              Director     President and Chief Executive Officer,   $ 17,200              $ 77,150             5

P.O. Box 457                            Foster Farms; former President,

1000 Davis Street                       Revlon International, Chairman and

Livingston, CA 95334                    Chief Executive Officer, Clarke

Age: 58                                 Hooper America (advertising),
                                        President, Continental Can Company,

                                        Inc.

Roberta L. Hazard          Director     Rear Admiral, United States Navy   $ 16,433              $ 37,950             3

1419 Audmar Drive                       (Retired)
McLean, VA 22101
Age: 60

++ Ernest T. Hinshaw, Jr.   Director     Private investor; former Yachting   $ 16,900              $ 31,800             2

729 Via Lido Soud                       Commissioner, Los Angeles Olympic

Newport Beach, CA 92663                 Organizing Committee, and Director,

Age: 67                                 Capital Research and Management

                                        Company (retired 1983)

++ Richard H. M. Holmes    Director     Retired; former Vice President,   $ 16,050              $ 57,750             4

580 Laurent Road                        Capital Research and Management

Hillsborough, CA 94010                  Company (retired 1986)
Age: 69

Leonade D. Jones           Director     Treasurer, The Washington Post   $ 16,433              $ 51,517             5
1150-15th Street, N.W.                  Company
Washington, D.C. 20071
Age: 47

John G. McDonald           Director     The IBJ Professor of Finance,   $ 16,867              $ 128,950            7
Stanford University                     Graduate School of Business, Stanford

Stanford, CA 94305                      University
Age: 58

Theodore D. Nierenberg     Director     Private investor; former President,   $ 16,433              $ 38,850             3

15 Middle Patent Road                   Dansk International Designs, Ltd.

Armonk, NY 10504
Age: 72

+ James W. Ratzlaff        Director     Vice Chairman of the Board, Capital   None                  None                 8

P.O. Box 7650                           Research and Management Company;

San Francisco, CA 94120                 Senior Partner, The Capital Group

Age: 59                                 Partners L.P.

Henry E. Riggs             Director     President and Professor of   $ 16,900              $ 63,750             5
Kingston Hall 201                       Engineering, Harvey Mudd College

Harvey Mudd College
Claremont, CA 91711
Age: 60

+ Walter P. Stern          Chairman of   Chairman, Capital Group     None                  None                 8
630 Fifth Avenue           the Board    International, Inc.; Vice Chairman,

New York, NY 10111                      Capital Research International;

Age: 67                                 Director, The Capital Group
                                        Companies, Inc.; Chairman, Capital

                                        International, Inc.; Director, Temple-

                                        Inland Inc. (forest products)

Patricia K. Woolf          Director     Private investor; Lecturer, Department   $ 16,300              $ 64,450             5

506 Quaker Road                         of Molecular Biology, Princeton

Princeton, NJ 08540                     University
Age: 61


 + "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the Investment Adviser or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

 ++ Not considered an "interested person" within the meaning of the 1940 Act; but he does not participate on the Contracts Committee due to his former affiliation with the Investment Adviser.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in the American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts.

 /3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: Robert A. Fox ($65,448), Leonade D. Jones ($9,216), John G. McDonald ($26,132) and Henry E. Riggs ($29,370). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

 /4/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the fund.

                              OFFICERS

(with their principal occupations for the past five years)#

Walter P. Stern, Chairman of the Board.
 Fund officers whose other positions are not described above are:

George A. Miller, President /1/; Senior Vice President and Director, Capital Research and
Management Company.

Stephen E. Bepler, Senior Vice President /2/; Senior Vice President and Director, Capital
Research Company.

Abner D. Goldstine, Senior Vice President /3/; Senior Vice President and Director, Capital Research and Management Company.

   Paul G. Haaga, Jr., Senior Vice President, 333 South Hope Street, Los Angeles, CA 90071; Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company.

   Richard T. Schotte, Senior Vice President /3/; Senior Vice President, Capital Research and
   Management Company.

Steven N. Kearsley, Vice President /4/; Vice President and Treasurer,
  Capital Research and Management Company; Director, American Funds Service Company.

   Janet A. McKinley, Vice President /2/; Senior Vice President, Capital Research Company.

   Dina N. Perry, Vice President, 3000 K Street, N.W., Washington, D.C. 20007; Vice President,
   Capital Research and Management Company.

   John H. Smet, Vice President /3/; Vice President, Capital Research and Management Company.

Patrick F. Quan, Secretary /1/; Vice President - Fund Business Management Group, Capital
Research and Management Company.

Mary C. Cremin, Treasurer /4/; Senior Vice President - Fund Business Management Group,
Capital Research and Management Company.

R. Marcia Gould, Assistant Treasurer /4/; Vice President - Fund Business Management Group, Capital
Research and Management Company.

 /1/ Address is P.O. Box 7650, San Francisco, CA 94120.

 /2/ Address is 630 Fifth Avenue, New York, NY 10111.

 /3/ Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

 /4/ Address is 135 South State College Boulevard, Brea, CA 92621.

 # Positions within the organizations listed may have changed during this period.

    All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of July 31, 1995 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

    INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.
    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, shall be in effect until the close of business on November 30, 1995 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The Investment Adviser's fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.

 The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

    For the fiscal year ended July 31, 1995, the Investment Adviser received $18,773,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $16,925,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $35,698,000. For the fiscal years ended July 31, 1994 and 1993, advisory fees paid by the fund amounted to $32,273,000 and $23,101,000, respectively.

    PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act, (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1995 amounted to $7,246,000 after allowance of $36,662,000 to dealers. During the fiscal years ended 1994 and 1993, the Principal Underwriter received $15,331,000 and $23,055,000, after allowance of $79,611,000 and $121,962,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended July 31, 1995, the fund paid or accrued $25,061,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent the fund's income is derived from dividends (which, if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 Income and dividends received by the fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the fund is expected to consist of securities of foreign issuers, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35% (except that corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain -distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

    PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

     1. Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges (or reported on the NASDAQ national market) on the day of valuation or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation or, lacking any sales, at the last reported bid price.

    Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

    Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

  3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell fund shares directly, indirectly, or through a unit investment trust to any other investment company, or to any person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust, more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written statement of intention (the Statement) in the form provided by the Principal Underwriter and signed by the purchaser. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder signs a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The investment made the first month of the 13-month period will be multiplied by 13 and then multiplied by
1.5. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

    DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

    The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, Ford Motor Credit Co., General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Inc., and J.P. Morgan Securities Inc. were among the top 10 dealers that acted as principals in portfolio transactions; and Lehman Brothers Inc., an affiliate of American Express Co. was among the top 10 dealers receiving commissions due to portfolio transactions. The fund held equity securities of American Express Co. and Ford Motor Co. in the amounts of $28,875,000 and $96,650,000, respectively, and debt securities of Ford Capital, Ford Motor Credit Co., General Electric Capital Corp., GE Capital Mortgage Services, Inc., Merrill Lynch Mortgage Investors, Inc., and J. P. Morgan & Co. Inc. in the amounts of $6,242,000, $2,565,000, $4,622,000, $3,691,000, $2,544,000, and $48,263,000, respectively, as of the close of its most recent fiscal year.

    Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the fiscal years ended July 31, 1995, 1994 and 1993, amounted to $11,980,000, $22,437,000, and $20,665,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund.

 INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

    PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this statement of additional information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE,
                  REDEMPTION PRICE AND
       MAXIMUM OFFERING PRICE PER SHARE--JULY 31, 1995


Net asset value and redemption price per share
  (Net assets divided by shares outstanding)               $14.
                                                           92
Maximum offering price per share
  (100/94.25 of net asset value per share
   which takes into account the fund's current
   maximum sales charge)                                   $15.
                                                           83



 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 5.26% based on a 30-day (or one month) period ended July 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]
Where:  a = dividends and interest earned during the period.
   b = expenses accrued for the period (net of reimbursements).
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d = the maximum offering price per share on the last day of the period.

    The fund's average annual total return for the one, five and ten-year periods ended on July 31, 1995 was +9.72%, +10.85% and +11.51%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard and Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the fund set forth below were calculated as described in the fund's prospectus. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.




                                 IFA vs. Various Unmanaged Indices

10-Year                                           Lehman        Lehman                        Average
Period                                            Brothers      Brothers       Salomon        Savings
8/1 -  7/31     IFA       DJIA/1/    S&P 500/2/   Corporate/3/   Aggregate/4/   High-Grade/5/   Account/6/



1985 - 1995    +197%      +391%      +306%        +179%         +160%         +206%          + 73%

1984 - 1994    +241       +385       +327         +217          +193          +254           + 83

1983 - 1993    +254       +333       +294         +241          +218          +281           + 94

1982 - 1992    +351       +528       +478         +295          +251          +330           +105

1981 - 1991    +298       +392       +343         +304          +269          +329           +117

1980 - 1990    +293       +392       +344         +235          +217          +239           +124

1979 - 1989    +317       +409       +416         +202          +201          +202           +125

1978 - 1988    +267       +308       +326         +180          +178          +166           +125

1977 - 1987    +283       +388       +417         +159          +164          +146           +125

1976 - 1989    +265       +209       +271         +184          +181          +177           +124

1975 - 1985    +295       +177       +250         +161           N/A          +134           +121

1974 - 1984    +270       +153       +210         +136           N/A          +112           +116

1973#- 1983    +237       +147       +172         +95            N/A          +76            +106



________________
#  From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard and Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.




If you are considering IFA for an
Individual Retirement Account. . .



Here's how much you would have if you had invested $2,000 a year on August 1 of each year in IFA over the past 5 and 10 years:

5 years                                10 years
(8/1/90-7/31/95)                       (8/1/85-7/31/95)

$13,343                                $36,066




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                    . . . and had taken

                                                    all dividends and

                                                    capital gain

                                                    distributions

                                                    in shares, your

         If you had                                 investment would

         invested $10,000                           have been worth

         in IFA this many                           this much at

          years ago . . .                                7/31/95

         |                                          |

         Number                     Periods

         of Years                   8/1  - 7/31     Value
         ---------                  -----------     --------

         1                          1994 - 1995      $10,972

         2                          1993 - 1995      11,192

         3                          1992 - 1995      12,517

         4                          1991 - 1995      14,909

         5                          1990 - 1995      16,736

         6                          1989 - 1995      16,928

         7                          1988 - 1995      20,903

         8                          1987 - 1995      21,251

         9                          1986 - 1995      24,800

         10                         1985 - 1995      29,735

         11                         1984 - 1995      39,663

         12                         1983 - 1995      42,076

         13                         1982 - 1995      59,887

         14                         1981 - 1995      63,043

         15                         1980 - 1995      70,283

         16                         1979 - 1995      74,874

         17                         1978 - 1995      81,457

         18                         1977 - 1995      86,479

         19                         1976 - 1995      96,086

         20                         1975 - 1995      124,450

         21                         1974 - 1995      155,892

         22                         1973#- 1995      150,385



#  From December 1, 1973

   Illustration of a $10,000 investment in IFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through July 31, 1995)

                COST OF SHARES                              VALUE OF SHARES
Year           Annual         Dividends      Total          From Initial   From           From           Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital        Dividends      Value
July 31                                      Cost                          Gains          Reinvested
                                                                           Reinvested


1974#           $  347         $  347         $10,347        $ 8,767       -               $   321        $ 9,088

1975            785            1,132          11,132         10,141        -               1,250          11,391

1976            998            2,130          12,130         12,155        -               2,596          14,751

1977            969            3,099          13,099         12,701        -               3,691          16,392

1978            1,117          4,216          14,216         12,584        -               4,820          17,404

1979            1,333          5,549          15,549         12,693        -               6,228          18,921

1980            1,463          7,012          17,012         12,490        -               7,672          20,162

1981            1,743          8,755          18,755         12,818        -               9,667          22,485

1982            2,187          10,942         20,942         12,256        -               11,408         23,664

1983            2,549          13,491         23,491         16,112        -               17,573         33,685

1984            2,896          16,387         26,387         15,254         $1,013         19,455         35,722

1985            3,365          19,752         29,752         18,236         2,637          26,804         47,677

1986            3,909          23,661         33,661         18,907         6,434          31,807         57,148

1987            4,431          28,092         38,092         19,578         9,644          37,452         66,674

1988            4,479          32,571         42,571         17,955         10,904         38,957         67,816

1989            5,338          37,909         47,909         20,609         12,515         50,578         83,702

1990            5,269          43,178         53,178         18,907         13,755         51,497         84,159

1991            6,311          49,489         59,489         19,578         14,787         60,070         94,435

1992            6,578          56,067         66,067         21,764         17,093         73,764         112,621

1993            6,995          63,062         73,062         22,592         19,653         83,771         126,016

1994            7,471          70,533         80,533         21,218         21,364         85,868         128,450

1995            8,046          78,579         88,579         23,294         24,107         102,984        150,385


# From December 1, 1973

The dollar amount of capital gain distributions during the period was $19,346.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS

                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

THE INCOME FUND OF AMERICA
INVESTMENT PORTFOLIO    July 31, 1995

Equity-Type Securities            53.81%

Corporate Bonds                   23.34%

Government Bonds                  17.15%

Cash & Equivalents                5.70%


**********

----------------------------                  -------------

                                              Percent of

Ten Largest Stock Holdings                    Net Assets

----------------------------                  -------------



Eli Lilly                                     1.91%

Bristol-Myers Squibb                          1.59

Philip Morris                                 1.46

American Home Products                        1.30

Upjohn                                        1.17

Occidental Petroleum                          .87

Lincoln National                              .85

Ford Motor                                    .78

Phillips Petroleum                            .78

U S WEST                                      .77


**********

----------------------------------                                   ---                ---                 ---

                                                                     Shares or          Market              Percent

                                                                     Principal          Value               of Net

Equity-Type Securities                                               Amount             (000)               Assets

----------------------------------                                   ---                ---                 ---

Banking - 7.65%

AmSouth Bancorporation                                               750,000            $26,344             .21%

Banc One Corp.                                                       1,500,000          47,625              .39

BANCORP HAWAII, INC.                                                 800,000            24,500              .20

Bank of New York Co., Inc.                                           1,300,000          52,163

Bank of New York Co., Inc. 7.50% convertible debentures

 2001                                                                $13,000,000        26,665              .64

Bankers Trust New York Corp.                                         1,000,000          64,500              .52

CalFed Inc., Class A (1)                                             328,535            4,558               .04

Central Fidelity Banks, Inc.                                         281,250            8,930               .07

CHEMICAL BANKING CORP.                                               1,600,000          82,600              .67

Citicorp $5.375 convertible preferred, Series 13                     160,000            27,200              .22

Comerica Inc.                                                        1,080,000          37,800              .31

CoreStates Financial Corp.                                           1,700,000          62,050              .50

First Chicago Corp.                                                  575,000            34,931              .28

FIRST FIDELITY BANCORPORATION                                        558,900            35,211              .29

First Interstate Bancorp                                             250,000            21,531              .18

First Nationwide Bank, FSB preferred                                 100,000            10,900              .09

FIRST SECURITY CORP.                                                 1,125,000          31,219              .25

FIRST TENNESSEE NATIONAL CORP.                                       900,000            44,325              .36

First Union Corp.                                                    1,700,000          83,087              .68

Fleet Financial Group, Inc.                                          1,225,000          43,641              .36

Glendale Federal Bank, FSB (1)                                       234,367            3,223

Glendale Federal Bank, FSB warrants, expire 1999 (1)                 6,175              8                   .03

Mellon Bank Corp.                                                    375,000            15,047              .12

J.P. Morgan & Co. Inc.                                               660,000            48,263              .39

NATIONAL CITY CORP.                                                  950,000            29,094              .24

PNC Bank Corp.                                                       2,460,000          60,577              .49

Royal Bank of Canada                                                 380,000            8,128               .07

Washington Mutual Savings Bank $6.00 convertible

 preferred, Series D                                                 60,000             6,075               .05

                                                                                        --------            -----

                                                                                        940,195             7.65

                                                                                        --------            -----





Health & Personal Care - 7.63%

American Home Products Corp.                                         2,030,000          160,370             1.30

Baxter International Inc.                                            1,300,000          48,425              .39

Bristol-Myers Squibb Co.                                             2,815,000          194,939             1.59

Glycomed Inc. 7.50% convertible debentures 2003                      $5,000,000         3,550               .03

Eli Lilly and Co.                                                    3,000,000          234,750             1.91

Merck & Co., Inc.                                                    800,000            41,300              .34

Tambrands Inc.                                                       960,000            45,240              .37

Upjohn Co.                                                           3,750,000          144,375             1.17

Warner-Lambert Co.                                                   775,000            65,100              .53

                                                                                        --------            -----

                                                                                        938,049             7.63

                                                                                        --------            -----





Energy Sources - 6.14%

Amoco Corp.                                                          850,000            57,162              .46

Atlantic Richfield Co.                                               700,000            80,675              .66

California Energy Co., Inc. 5.00% convertible debentures

 2000 (2)                                                            $10,000,000        9,900               .08

Chevron Corp.                                                        1,135,000          56,041              .46

Chieftain International Funding Corp. $1.8125

 convertible preferred                                               152,500            3,603               .03

Cyprus Amax Minerals Co. $4.00 convertible preferred,

 Series A                                                            465,000            28,772              .23

Howell Corp. $3.50 convertible preferred, Series A                   60,000             3,060               .02

Mobil Corp.                                                          550,000            53,763              .44

Occidental Petroleum Corp.                                           4,000,000          90,000

Occidental Petroleum Corp. $3.875 convertible

 preferred (2)                                                       300,000            16,950              .87

Oryx Energy Co. 7.50% convertible debentures 2014                    $9,500,000         8,170               .07

Phillips Petroleum Co.                                               2,700,000          95,512              .78

Santa Fe Energy Resources, Inc. $0.732 DECS

 convertible preferred, Series A                                     500,000            4,813               .04

Sun Co., Inc.                                                        1,632,000          47,940              .39

Texaco Inc.                                                          1,275,000          84,787              .69

Unocal Corp. $3.50 convertible preferred (2)                         750,000            39,937              .32

USX-Marathon Group                                                   3,100,000          62,388              .51

Valero Energy Corp. $3.125 convertible preferred                     228,100            11,262              .09

                                                                                        --------            -----

                                                                                        754,735             6.14

                                                                                        --------            -----





Insurance - 4.03%

Aetna Life and Casualty Co.                                          600,000            37,125              .30

Alexander & Alexander Services Inc. $3.625 convertible

 preferred, Series A (2)                                             220,000            10,780              .09

ALLSTATE CORP.                                                       416,141            13,004              .11

American General Corp.                                               1,550,000          56,381              .46

CIGNA Corp.                                                          975,000            78,609              .64

Lincoln National Corp.                                               2,540,000          104,457             .85

Ohio Casualty Corp.                                                  1,795,000          57,889              .47

SAFECO CORP.                                                         750,000            43,875              .36

St. Paul Companies, Inc.                                             1,280,000          62,400              .51

Trenwick Group Inc. 6.00% convertible debentures 1999                $3,000,000         3,135               .02

USF&G Corp.                                                          1,351,071          22,293

USF&G Corp. 0% convertible debentures 2009                           $10,000,000        5,500               .22

                                                                                        --------            -----

                                                                                        495,448             4.03

                                                                                        --------            -----





Telecommunications - 3.42%

Ameritech Corp.                                                      1,300,000          62,887              .51

Bell Atlantic Corp.                                                  1,550,000          88,738              .72

BellSouth Corp.                                                      250,000            16,937              .14

Dial Page, Inc. warrants (1)                                         51,912             0                   .00

GTE Corp.                                                            708,000            25,134              .20

NYNEX Corp.                                                          1,000,000          41,250              .34

Pacific Telesis Group                                                2,635,000          74,439              .61

Sprint Corp.                                                         465,000            15,926              .13

U S WEST, Inc.                                                       1,830,000          78,461

U S WEST, Inc. 0% convertible debentures 2011                        $50,000,000        16,188              .77

                                                                                        --------            -----

                                                                                        419,960             3.42

                                                                                        --------            -----





Utilities: Electric & Gas - 3.29%

Consolidated Edison Co. of New York, Inc.                            400,000            11,600              .10

Detroit Edison Co.                                                   1,600,000          47,200              .38

Eastern Utilities Associates                                         640,000            13,920              .11

Entergy Corp.                                                        3,675,000          87,281              .71

General Public Utilities Corp.                                       1,157,200          33,414              .27

Houston Industries Inc.                                              1,200,000          52,500              .43

Long Island Lighting Co.                                             2,450,000          39,200              .32

NorAm Energy Corp.                                                   1,652,300          11,360              .09

Pacific Gas and Electric Co.                                         2,355,200          69,478              .57

PECO Energy Co.                                                      276,000            7,901               .07

Puget Sound Power & Light Co.                                        700,000            15,050              .12

Texas Utilities Co.                                                  333,037            11,282              .09

Unicom Corp.                                                         150,000            4,162               .03

                                                                                        --------            -----

                                                                                        404,348             3.29

                                                                                        --------            -----





Beverages & Tobacco - 2.42%

American Brands, Inc.                                                1,600,000          63,800              .52

Philip Morris Companies Inc.                                         2,500,000          179,062             1.46

RJR Nabisco Holdings Corp.                                           1,000,000          27,625              .22

UST Inc.                                                             1,000,000          27,250              .22

                                                                                        --------            -----

                                                                                        297,737             2.42

                                                                                        --------            -----





Transportation: Airlines - 1.45%

Air Wis Services, Inc. 7.75% convertible

 debentures 2010                                                     $4,000,000         3,120               .03

Alaska Air Group, Inc. 0% convertible debentures 2006                $28,000,000        12,950              .11

AMR Corp. 6.125% convertible QUICS 2024                              $70,000,000        72,800              .59

Delta Air Lines, Inc. $3.50 convertible preferred, Class

 C                                                                   915,000            56,616

Delta Air Lines, Inc. 3.23% convertible debentures 2003              $20,000,000        20,050              .62

UAL Corp. preferred, Series B                                        400,000            12,350              .10

                                                                                        --------            -----

                                                                                        177,886             1.45

                                                                                        --------            -----





Chemicals - 1.36%

Dow Chemical Co.                                                     500,000            37,063              .30

E.I. du Pont de Nemours and Co.                                      600,000            40,200              .33

Eastman Chemical Co.                                                 495,000            31,680              .26

BFGoodrich Co.                                                       465,000            25,226              .20

MONSANTO CO.                                                         300,000            27,937              .23

RPM, Inc. 0% convertible debentures 2012                             $12,500,000        5,219               .04

                                                                                        --------            -----

                                                                                        167,325             1.36

                                                                                        --------            -----





Forest Products & Paper - 1.25%

Federal Paper Board Co., Inc.                                        1,050,000          39,244              .32

James River Corp. of Virginia                                        550,000            18,356

James River Corp. of Virginia $1.55 DECS convertible

 preferred                                                           675,000            19,744              .31

Riverwood International Corp. 6.75% convertible

 debentures 2003 (2)                                                 $4,000,000         5,560               .05

Union Camp Corp.                                                     550,000            30,938              .25

WEYERHAEUSER CO.                                                     851,900            39,826              .32

                                                                                        --------            -----

                                                                                        153,668             1.25

                                                                                        --------            -----





Real Estate - 1.20%

Kimco Realty Corp.                                                   125,700            5,012               .04

Meditrust                                                            1,050,000          35,438

Meditrust 7.50% convertible debentures 2001                          $5,000,000         5,000               .33

SECURITY CAPITAL PACIFIC TRUST (FORMERLY PROPERTY

 TRUST OF AMERICA)                                                   730,000            13,231

SECURITY CAPITAL PACIFIC TRUST $1.75

 CONVERTIBLE PREFERRED, SERIES A                                     600,000            13,500              .22

Security Capital Realty, Inc. (1)(2)                                 18,680             17,830

Security Capital Realty, Inc. 12.00% convertible

 debentures 2014 (2)                                                 $14,150,100        12,912              .24

Weingarten Realty Investors                                          1,025,847          36,546              .30

Western Investment Real Estate Trust                                 714,900            8,400               .07

                                                                                        --------            -----

                                                                                        147,869             1.20

                                                                                        --------            -----





Automobiles - 1.04%

FORD MOTOR CO.                                                       1,700,000          49,087

Ford Motor Co. $4.20 cumulative convertible preferred,

 Series A                                                            500,000            47,563              .78

General Motors Corp.                                                 650,000            31,687              .26

                                                                                        --------            -----

                                                                                        128,337             1.04

                                                                                        --------            -----





Business & Public Services - 1.02%

Air & Water Technologies Corp. 8.00% convertible

 debentures 2015                                                     $9,900,000         8,167               .07

Ceridian Corp. $2.75 cumulative convertible

 exchangeable preferred                                              170,500            15,729              .13

Deluxe Corp.                                                         850,000            27,306              .22

Dun & Bradstreet Corp.                                               1,200,000          67,500              .55

Sanifill, Inc. 7.50% convertible debentures 2006                     $6,000,000         6,900               .05

                                                                                        --------            -----

                                                                                        125,602             1.02

                                                                                        --------            -----





Financial Services - 0.79%

American Express Co.                                                 750,000            28,875              .23

Beneficial Corp.                                                     1,000,000          47,375              .39

First USA 6.25% PRIDES convertible preferred                         500,000            20,438              .17

                                                                                        --------            -----

                                                                                        96,688              .79

                                                                                        --------            -----





Recreation & Other Consumer Products - 0.76%

Coleman Co., Inc. 0% convertible debentures 2013                     $8,000,000         2,400               .02

Eastman Kodak Co.                                                    600,000            34,575              .28

Hasbro, Inc. 6.00% convertible debentures 1998                       $7,950,000         8,735               .07

Jostens, Inc.                                                        2,074,000          47,183              .39

                                                                                        --------            -----

                                                                                        92,893              .76

                                                                                        --------            -----





Merchandising - 0.70%

Melville Corp.                                                       900,000            32,400              .26

J.C. PENNEY CO., INC.                                                800,000            38,700              .32

SEARS, ROEBUCK AND CO.                                               448,895            14,645              .12

                                                                                        --------            -----

                                                                                        85,745              .70

                                                                                        --------            -----





Multi-Industry - 0.69%

Harsco Corp.                                                         325,000            18,078              .15

Tenneco Inc.                                                         1,356,266          67,135              .54

                                                                                        --------            -----

                                                                                        85,213              .69

                                                                                        --------            -----





Metals: Steel - 0.68%

Bethlehem Steel Corp. $3.50 convertible preferred (2)                250,000            11,437              .09

Carpenter Technology Corp.                                           250,000            18,438              .15

USX Corp. $3.25 convertible preferred                                350,000            16,800

USX Corp. 5.75% convertible debentures 2001                          $21,000,000        19,110

USX Corp. 0% convertible debentures 2005                             $40,000,000        18,400              .44

                                                                                        --------            -----

                                                                                        84,185              .68

                                                                                        --------            -----





Broadcasting & Publishing - 0.64%

Comcast Corp. 1.125% convertible debentures 2007                     $54,000,000        27,000              .22

Time Warner Inc. 0% convertible debentures 2012                      $67,000,000        22,445

TIME WARNER INC. 0% CONVERTIBLE DEBENTURES 2013                      $25,000,000        10,187              .26

Turner Broadcasting System, Inc. 0% convertible

 debentures 2007 (2)                                                 $45,000,000        19,350              .16

                                                                                        --------            -----

                                                                                        78,982              .64

                                                                                        --------            -----





Food & Household Products - 0.60%

Clorox Co.                                                           250,000            16,406              .13

ConAgra, Inc. $1.6875 convertible preferred, Class E                 100,000            3,812               .03

GENERAL MILLS, INC.                                                  450,000            23,513              .19

H.J. Heinz Co.                                                       700,000            30,362              .25

                                                                                        --------            -----

                                                                                        74,093              .60

                                                                                        --------            -----





Industrial Components - 0.52%

Dana Corp.                                                           700,000            20,650              .17

GOODYEAR TIRE & RUBBER CO.                                           1,000,000          43,375              .35

                                                                                        --------            -----

                                                                                        64,025              .52

                                                                                        --------            -----



Machinery & Engineering - 0.42%

Deere & Co.                                                          350,000            31,456              .26

Thermo Electron Corp. 5.00% convertible debentures

 2001 (2)                                                            $13,800,000        20,010              .16

                                                                                        --------            -----

                                                                                        51,466              .42

                                                                                        --------            -----





Metals: Nonferrous - 0.42%

Alumax Inc. $4.00 convertible preferred, Series A                    140,000            20,020              .16

FREEPORT-MCMORAN COPPER & GOLD INC., CLASS B                         299,991            8,100               .07

Inco Ltd. 5.75% convertible debentures 2004                          $15,000,000        19,350              .16

Kaiser Aluminum Corp. 8.255% PRIDES convertible

 preferred                                                           260,000            3,705               .03

                                                                                        --------            -----

                                                                                        51,175              .42

                                                                                        --------            -----





Miscellaneous Materials & Commodities - 0.30%

FREEPORT-MCMORAN INC. (1)                                            427,500            2,137               .02

Olin Corp.                                                           600,000            34,725              .28

                                                                                        --------            -----

                                                                                        36,862              .30

                                                                                        --------            -----





Transportation: Rail & Road - 0.23%

BURLINGTON NORTHERN INC. $3.125 CONVERTIBLE

 PREFERRED, SERIES A                                                 258,500            19,129              .16

Yellow Corp.                                                         607,500            9,188               .07

                                                                                        --------            -----

                                                                                        28,317              .23

                                                                                        --------            -----



Energy Equipment - 0.18%

COOPER INDUSTRIES, INC.                                              600,000            22,425              .18

                                                                                        --------            -----





Textiles & Apparel - 0.15%

Brown Group, Inc.                                                    730,000            18,159              .15

                                                                                        --------            -----





Leisure & Tourism - 0.12%

Topps Co., Inc.                                                      2,345,000          14,656              .12

                                                                                        --------            -----





Electronic Components - 0.10%

Maxtor Corp. 5.75% convertible debentures 2012                       $7,500,000         4,500               .04

SEAGATE TECHNOLOGY 5.00% CONVERTIBLE DEBENTURES 2003 (2)             $4,365,000         7,562               .06

                                                                                        --------            -----

                                                                                        12,062              .10

                                                                                        --------            -----





Data Processing & Reproduction - 0.08%

Data General Corp. 7.75% convertible debentures 2001                 $10,500,000        9,293               .08

                                                                                        --------            -----





Gold Mines - 0.08%

Newmont Mining Corp. $2.75 convertible preferred (2)                 150,000            9,113               .08

                                                                                        --------            -----







MISCELLANEOUS: Equity-type securities

 in initial period of acquisition                                                       547,225             4.45

                                                                                        --------            -----



TOTAL EQUITY-TYPE SECURITIES (cost: $5,484,689,000)                                     6,613,736           53.81

                                                                                        --------            -----



----------------------------------                                   ---

                                                                     Principal

Bonds & Notes                                                        Amount

                                                                     (000)

----------------------------------                                   ---

Broadcasting, Advertising & Publishing - 4.59%

Adelphia Communications Corp. 12.50% 2002                            $ 4,000            4,120

Adelphia Communications Corp. 9.50% 2004 (3)                         18,798             15,790

Adelphia Communications Corp. 9.875% 2005                            17,000             15,555              .29

American Media Operations, Inc. 11.625% 2004                         14,250             15,176              .12

Bell Cablemedia PLC 0%/11.95% 2004 (4)                               47,000             31,255              .25

Cablevision Industries Corp. 10.75% 2004                             18,000             19,350

Cablevision Industries Corp. 9.875% 2013                             15,500             16,895

Cablevision Industries Corp. 9.875% 2023                             10,000             10,800              .39

Century Communications Corp. 9.50% 2000                              3,500              3,561

Century Communications Corp. 9.75% 2002                              8,500              8,712

Century Communications Corp. 11.875% 2003                            4,400              4,686               .14

Comcast Corp. 10.25% 2001                                            11,100             11,932

COMCAST CORP. 9.375% 2005                                            4,000              4,055               .13

Continental Cablevision, Inc. 8.50% 2001                             18,200             18,473

Continental Cablevision, Inc. 10.625% 2002                           5,500              5,857

Continental Cablevision, Inc. 8.625% 2003                            4,000              4,090

Continental Cablevision, Inc. 8.875% 2005                            7,000              7,210

Continental Cablevision, Inc. 11.00% 2007                            2,000              2,215

Continental Cablevision, Inc. 9.50% 2013                             15,000             15,675              .44

Falcon Holding Group, LP 11.00% 2003 (3)                             18,208             16,387              .13

HEARTLAND WIRELESS COMMUNICATIONS, INC. 13.00% 2003 (2)              3,000              3,180               .03

Infinity Broadcasting Corp. 10.375% 2002                             10,000             10,650              .09

Insight Communications Co., LP 8.25% 2000 (5)                        10,750             10,857              .09

Jones Intercable, Inc. 10.50% 2008                                   15,000             16,125              .13

Marvel Holdings Inc. 0% 1998                                         62,750             44,866              .37

News America Holdings Inc. 12.00% 2001                               7,100              7,984

News America Holdings Inc. 8.50% 2005                                7,500              8,052

News America Holdings Inc. 10.125% 2012                              20,000             22,882

News America Holdings Inc. 8.45% 2034                                7,500              8,004               .38

PEOPLE'S CHOICE TV CORP. 0%/13.125% 2004 (4)                         4,000              1,920               .02

Rogers Communications Inc. 10.875% 2004                              3,500              3,627               .03

Storer Communications, Inc. 10.00% 2003                              6,000              6,000               .05

Summitt Communications 10.50% 2005                                   6,655              7,320               .06

Time Warner Inc. 7.45% 1998                                          10,000             10,059

Time Warner Inc. 9.625% 2002                                         28,000             31,312

Time Warner Inc. 10.15% 2012                                         12,000             13,874

TIME WARNER INC. 9.125% 2013                                         15,000             15,538              .57

TKR Cable I, Inc. 10.50% 2007                                        30,000             33,743              .27

United International Holdings, Inc. 0% 1999                          19,750             11,653              .09

Univision Television Group, Inc. 11.75% 2001                         17,000             18,275              .15

Viacom International Inc. 9.125% 1999                                4,000              4,160

Viacom International Inc. 10.25% 2001                                8,000              8,920               .10

Videotron Holdings PLC 0%/11.125% 2004 (4)                           37,500             24,562              .20

YOUNG BROADCASTING INC. 10.125% 2005 (2)                             8,000              8,200               .07

                                                                                        --------            -----

                                                                                        563,557             4.59

                                                                                        --------            -----





Telecommunications - 3.74%

Cellular, Inc. 0%/11.75% 2003 (4)                                    18,000             13,320              .11

CenCall Communications Corp. 0%/10.125% 2004 (4)                     41,100             21,989              .18

Centennial Cellular Corp. 8.875% 2001                                28,000             26,600

CENTENNIAL CELLULAR CORP. 10.125% 2005                               1,500              1,506               .23

Comcast Cellular Corp., Series A, 0% 2000                            42,000             30,870

Comcast Cellular Corp., Series B, 0% 2000                            40,800             29,988              .49

COMMNET CELLULAR INC. 11.25% 2005                                    3,000              3,105               .02

Dial Call Communications, Inc. 0%/12.25% 2004 (4)                    48,500             25,462              .21

GEOTEK COMMUNICATIONS, INC. 0%/15.00% 2005 (2)(4)                    10,000             4,925               .04

Horizon Cellular Telephone Co., LP, Series B,

 0%/11.375% 2000 (4)                                                 15,000             12,000              .10

International CableTel Inc. 0%/10.875% 2003 (4)                      20,075             13,450

INTERNATIONAL CABLETEL INC. 0%/12.75% 2005 (2)(4)                    22,000             13,090              .22

MFS Communications Co., Inc. 0%/9.375% 2004 (4)                      69,050             49,716              .40

MobileMedia Communications, Inc. 0%/10.50% 2003 (4)                  14,500             9,715               .08

NEXTEL Communications, Inc. 0%/11.50% 2003 (4)                       48,500             29,343

NEXTEL Communications, Inc. 0%/9.75% 2004 (4)                        68,500             35,962              .53

Paging Network, Inc. 11.75% 2002                                     9,500              10,355              .08

PanAmSat, LP 9.75% 2000                                              15,300             15,835              .13

PriCellular Wireless Corp. 0%/14.00% 2001 (2)(4)                     10,000             8,200               .07

PRONET, INC. 11.875% 2005 (2)                                        3,000              3,120               .03

Rogers Cantel Mobile Communications Inc. 10.75% 2001                 46,000             47,955              .39

TCI COMMUNICATIONS, INC. 8.75% 2015                                  8,000              8,080               .07

Tele-Communications, Inc. 9.875% 1998                                7,100              7,555

Tele-Communications, Inc. 10.125% 2001                               5,000              5,605

Tele-Communications, Inc. 9.80% 2012                                 20,000             22,108

Tele-Communications, Inc. 9.25% 2023                                 10,000             10,161              .36

                                                                                        --------            -----

                                                                                        460,015             3.74

                                                                                        --------            -----





Forest Products & Paper - 1.83%

Container Corp. of America 9.75% 2003                                69,025             70,751

Container Corp. of America 11.25% 2004                               16,000             17,120              .72

Fort Howard Corp. 9.25% 2001                                         19,500             19,500

Fort Howard Corp. 8.25% 2002                                         4,500              4,275

Fort Howard Corp. 10.00% 2003                                        5,000              4,975

Fort Howard Corp. 9.00% 2006                                         18,500             17,159              .37

Grupo Industrial Durango, SA de CV 9.636% 1996 (2)(5)                7,500              6,994

Grupo Industrial Durango, SA de CV 12.00% 2001                       2,500              2,175               .08

PT Indah Kiat Pulp & Paper Corp. 11.375% 1999                        4,000              4,100

PT Indah Kiat Pulp & Paper Corp. 8.875% 2000 (2)                     11,500             10,551

PT Indah Kiat Pulp & Paper Corp. 11.875% 2002                        4,500              4,601               .15

PT Indorayon Yankee 9.125% 2000                                      4,500              4,129               .03

Klabin Fabricadora de Papel e Celulose SA 10.00% 2001                2,500              2,288               .02

Pacific Lumber Co. 10.50% 2003                                       1,500              1,402               .01

REPAP WISCONSIN 9.875% 2006                                          17,500             17,413              .14

Riverwood International Corp. 10.75% 2000                            7,000              7,542

Riverwood International Corp., Series II, 10.75% 2000                2,000              2,155

Riverwood International Corp. 11.25% 2002                            17,750             19,348              .24

Tjiwi Kimia International Finance Co. 13.25% 2001                    7,750              8,254               .07

                                                                                        --------            -----

                                                                                        224,732             1.83

                                                                                        --------            -----





Energy Sources and Energy Equipment & Services - 1.61%

California Energy Co., Inc. 0%/10.25% 2004 (2)(4)                    60,300             52,461

CALIFORNIA ENERGY CO., INC. 9.875% 2003                              3,000              3,030               .45

DUAL DRILLING CO. 9.875% 2004                                        8,550              8,037               .06

FLORES & RUCKS, INC. 13.50% 2004                                     9,000              10,102              .08

Global Marine, Inc. 12.75% 1999                                      17,500             19,316              .16

MESA CAPITAL CORP. 0%/12.75% 1998 (4)                                15,000             13,575              .11

Occidental Petroleum Corp. 9.25% 2019                                11,400             13,310              .11

Oryx Energy Co. 9.50% 1999                                           16,000             16,880

Oryx Energy Co. 10.00% 1999                                          4,500              4,804

Oryx Energy Co. 10.00% 2001                                          2,000              2,170               .19

Subic Power Corp. 9.50% 2008 (2)                                     10,102             9,395               .08

TRANSTEXAS GAS CORP. 11.50% 2002                                     38,000             39,520              .32

Wilrig AS 11.25% 2004                                                5,500              5,693               .05

                                                                                        --------            -----

                                                                                        198,293             1.61

                                                                                        --------            -----



Utilities - Electric & Gas - 1.38%

BRIDAS CORP. 12.50% 1999                                             6,000              5,745               .05

CMS Energy Corp. 0%/9.50% 1997 (4)                                   3,000              2,955               .02

Korea Electric Power Corp. 7.75% 2013                                5,000              4,913               .04

LONG ISLAND LIGHTING CO. 7.30% 1999                                  23,500             23,077

LONG ISLAND LIGHTING CO. 7.125% 2005                                 10,000             8,819

LONG ISLAND LIGHTING CO. 8.90% 2019                                  25,000             22,969

Long Island Lighting Co. 9.00% 2022                                  25,000             23,016

LONG ISLAND LIGHTING CO. 8.20% 2023                                  10,000             8,837

Long Island Lighting Co. 9.625% 2024                                 19,000             18,859              .86

Midland Cogeneration Venture LP 10.33% 2002                          29,655             30,767

Midland Cogeneration Venture LP, Secured Lease

 Obligation Bonds 10.33% 2002                                        13,871             14,391              .37

OHIO EDISON CO. 7.875% 2023                                          5,000              4,800               .04

                                                                                        --------            -----

                                                                                        169,148             1.38

                                                                                        --------            -----





Banking and Insurance - 1.37%

H.F. Ahmanson & Co. 9.875% 1999                                      3,500              3,856               .03

American Re Corp. 10.875% 2004                                       20,000             22,115              .18

Bank of Scotland 8.80% 2004 (2)                                      5,000              5,472               .04

BankAmerica Corp. 8.375% 2002                                        5,000              5,325               .04

BANKERS TRUST NEW YORK CORP. 6.00% 2008                              5,000              4,344               .03

Capital One Bank 8.625% 1997                                         10,000             10,295

CAPITAL ONE BANK 8.33% 1997                                          10,000             10,240

CAPITAL ONE BANK 8.125% 1998                                         27,500             28,178              .39

Chevy Chase Savings Bank, F.S.B. 9.25% 2005                          5,000              4,875               .04

CIGNA CORP. 6.375% 2006                                              6,000              5,432               .04

Citicorp 9.50% 2002                                                  5,000              5,611               .05

Coast Federal Bank 13.00% 2002                                       3,500              4,008               .03

Coast Savings Financial, Inc. 10.00% 2000                            6,500              6,792               .06

DIME BANCORP, INC. 10.50% 2005                                       4,000              4,340               .04

First Nationwide Bank 10.00% 2006                                    4,000              4,350               .04

Golden West Financial Corp. 10.25% 1997                              2,250              2,387               .02

Manufacturers Hanover Corp. 8.50% 1999                               3,295              3,478               .03

Midland American Capital 12.75% 2003                                 6,000              7,043               .06

New American Capital, Inc. 9.60% 1999 (2)                            5,000              5,000               .04

Security Pacific Corp. 10.25% 2001                                   3,000              3,509

Security Pacific Corp. 11.00% 2001                                   10,500             12,424              .13

SFFED Corp. 11.20% 2004 (2)                                          10,000             10,325              .08

                                                                                        --------            -----

                                                                                        169,399             1.37

                                                                                        --------            -----





Transportation - 1.27%

American Airlines, pass-through certificates, 1991-A1,

 9.71% 2007 (6)                                                      4,622              5,165

AMR Corp. 10.00% 2001                                                3,000              3,329

AMR Corp. 9.00% 2012                                                 10,500             11,042

AMR Corp. 9.20% 2012                                                 5,000              5,284               .20

Delta Air Lines, Inc. 9.875% 1998                                    6,750              7,136

Delta Air Lines, Inc. 9.875% 2000                                    13,000             14,166

Delta Air Lines, Inc. 10.375% 2011                                   15,000             17,365

Delta Air Lines, Inc., pass-through certificates,

 Series 1992-A2, 9.20% 2014 (6)                                      5,000              5,282

Delta Air Lines, Inc., pass-through certificates,

 Series 1993-A2, 10.50% 2016 (6)                                     6,000              6,862               .42

Mc-Cuernavaca Trust 9.25% 2001 (2)                                   7,786              5,985               .05

Northwest Airlines, Inc. 12.0916% 2000                               10,814             11,192

NWA Trust No. 2, Class D, 13.875% 2008                               10,000             11,400              .18

SFP PIPELINE HOLDINGS, INC. 11.16% 2010                              3,000              3,840               .03

United Air Lines, Inc. 9.00% 2003                                    18,000             18,708

United Air Lines, Inc. 8.39% 2011                                    7,500              7,650

United Air Lines, Inc. 10.67% 2004                                   14,000             16,174              .34

Viking Star Shipping Inc. 9.625% 2003                                6,000              6,090               .05

                                                                                        --------            -----

                                                                                        156,670             1.27

                                                                                        --------            -----





Leisure & Tourism - 0.81%

Foodmaker, Inc. 9.25% 1999                                           16,750             15,578

Foodmaker, Inc. 9.75% 2002                                           7,300              6,205               .18

Four Seasons Hotels Inc. 9.125% 2000 (2)                             2,000              1,960               .02

Harrah's Jazz Finance Corp. 14.25% 2001                              21,250             21,356

HARRAH'S OPERATING CO. INC. 8.75% 2000                               4,000              4,025

HARRAH'S OPERATING CO. INC. 10.875% 2002                             5,000              5,388               .25

Kloster Cruise Ltd. 13.00% 2003                                      33,200             24,900              .20

Plitt Theatres, Inc. 10.875% 2004                                    20,000             20,050              .16

                                                                                        --------            -----

                                                                                        99,462              .81

                                                                                        --------            -----





Financial Services - 0.73%

Chrysler Financial Corp. 13.25% 1999                                 11,000             13,441              .11

Fairfax Financial Holdings Ltd. 7.75% 2003                           9,750              9,550               .08

Ford Capital BV 10.125% 2000                                         5,500              6,242               .05

Ford Motor Credit Co. 8.875% 1996                                    2,500              2,565               .02

General Electric Capital Corp. 8.875% 2009                           4,000              4,622               .04

General Motors Acceptance Corp. 7.875% 1997                          10,000             10,231

General Motors Acceptance Corp. 7.00% 2000                           3,000              3,023

General Motors Acceptance Corp. 9.625% 2001                          30,000             33,754

General Motors Acceptance Corp. 8.75% 2005                           5,000              5,497

General Motors Acceptance Corp. 8.875% 2010                          500                563                 .43

                                                                                        --------            -----

                                                                                        89,488              .73

                                                                                        --------            -----





Food Retailing and Food Products & Beverages - 0.61%

Allied Supermarkets Inc. 6.625% 1998                                 9,301              8,929               .07

Canandaigua Wine Co., Inc. 8.75% 2003                                17,500             17,237              .14

Dr Pepper Bottling Co. of Texas 10.25% 2000                          7,500              7,800               .06

Safeway Inc. 10.00% 2002                                             3,500              3,990               .03

Smith's Food & Drug Centers, Inc., pass-through

 certificates, Series 94-A2, 8.64% 2012 (6)                          8,000              8,220               .07

Star Markets Co., Inc. 13.00% 2004 (2)                               9,750              9,945               .08

Stater Brothers Holdings Inc. 11.00% 2001 (2)                        16,000             16,040              .13

Vons Companies, Inc. 9.625% 2002                                     3,000              3,173               .03

                                                                                        --------            -----

                                                                                        75,334              .61

                                                                                        --------            -----





General Retailing & Merchandising - 0.60%

AnnTaylor, Inc. 8.75% 2000                                           10,446             9,924               .08

Barnes & Noble, Inc. 11.875% 2003                                    23,500             26,026              .21

CompUSA Inc. 9.50% 2000                                              1,500              1,447               .01

Dayton Hudson Corp. 9.50% 2015                                       5,000              5,813               .05

Levitz Furniture Corp. 12.375% 1997                                  9,250              9,065               .07

Thrifty PayLess, Inc. 11.75% 2003                                    7,500              7,950

Thrifty PayLess, Inc. 12.25% 2004                                    2,500              2,600

THRIFTY PAYLESS, INC. 12.25% 2004                                    10,000             11,000              .18

                                                                                        --------            -----

                                                                                        73,825              .60

                                                                                        --------            -----





Business & Public Services - 0.54%

ADT OPERATIONS 9.25% 2003                                            7,000              7,175               .06

Federal Express Corp. 10.00% 1998                                    4,000              4,363

Federal Express Corp. 9.875% 2002                                    7,000              7,993

Federal Express Corp. 7.53% 2006                                     14,754             14,720              .22

Neodata Services, Inc. 0%/12.00% 2003 (4)                            11,500             10,005              .08

PROTECTION ONE ALARM MONITORING, INC., UNITS

 CONSISTING OF NOTES AND WARRANTS, 0%/13.625%

 2005 (2)(4)                                                         15,000             10,162              .08

TNT Transport (Euro) PLC/TNT (USA) Inc. 11.50% 2004                  11,750             12,220              .10

                                                                                        --------            -----

                                                                                        66,638              .54

                                                                                        --------            -----





Metals: Steel & Nonferrous - 0.54%

Acme Metals Inc. 0%/13.50% 2004 (4)                                  10,500             8,085

Acme Metals Inc. 12.50% 2002                                         3,000              3,030               .10

AK STEEL CORP. 10.75% 2004                                           8,000              8,610               .07

Armco Inc. 11.375% 1999                                              4,950              5,160               .04

Ispat Mexicana 10.375% 2001 (2)                                      2,000              1,760

Ispat Mexicana, SA de CV, 10.375% 2001                               4,000              3,520               .04

KAISER ALUMINUM AND CHEMICAL CORP. 9.875% 2002                       5,000              5,050

Kaiser Aluminum and Chemical Corp. 12.75% 2003                       7,000              7,753               .11

POHANG IRON & STEEL CO., LTD. 7.375% 2005                            10,000             10,044              .08

UCAR Global Enterprises Inc. 12.00% 2005 (2)                         7,000              7,700               .06

USX Corp. 9.625% 2003                                                5,000              5,541               .04

                                                                                        --------            -----

                                                                                        66,253              .54

                                                                                        --------            -----





Miscellaneous - 0.51%

Owens-Illinois, Inc. 11.00% 2003                                     6,000              6,615               .05

Samsung Electronics Co., Ltd. 8.50% 2002 (2)                         22,500             23,934              .19

Tenneco Inc. 10.00% 1998                                             1,500              1,634

Tenneco Inc. 7.875% 2002                                             2,000              2,080               .03

Tyco Toys, Inc. 10.125% 2002                                         15,700             13,973              .12

Unisys Corp. 10.625% 1999                                            10,000             10,700              .09

WestPoint Stevens Inc. 8.75% 2001                                    4,000              3,980               .03

                                                                                        --------            -----

                                                                                        62,916              .51

                                                                                        --------            -----





Automobiles - 0.36%

General Motors Corp. 9.45% 2011                                      5,000              5,832

General Motors Corp. 8.80% 2021                                      35,000             38,674              .36

                                                                                        --------            -----

                                                                                        44,506              .36

                                                                                        --------            -----





Aerospace, Automotive and Machinery - 0.36%

Caterpillar Inc. 8.01% 2002                                          15,000             15,903              .13

Coltec Industries Inc 9.75% 1999                                     8,000              8,280

Coltec Industries Inc 9.75% 2000                                     8,500              8,797               .14

EXIDE CORP. 10.00% 2005 (2)                                          8,250              8,601               .07

MagneTek, Inc. 10.75% 1998                                           2,000              2,100               .02

                                                                                        --------            -----

                                                                                        43,681              .36

                                                                                        --------            -----





Real Estate - 0.29%

Beverly Finance Corp. 8.36% 2004 (2)                                 5,000              5,188               .04

ERP OPERATING LP 7.95% 2002                                          3,750              3,844               .03

B.F. Saul Real Estate Investment Trust 11.625% 2002                  23,000             21,505              .18

Shopping Center Associates 6.75% 2004 (2)                            5,000              4,787               .04

                                                                                        --------            -----

                                                                                        35,324              .29

                                                                                        --------            -----





Construction & Building Materials - 0.23%

BUILDING MATERIALS CORP. 0%/11.75% 2004 (4)                          5,000              3,050               .03

M.D.C. Holdings, Inc. 11.125% 2003                                   10,000             9,000               .07

Tolmex, SA de CV 8.375% 2003                                         3,500              2,730               .02

TRIANGLE PACIFIC CORP. 10.50% 2003                                   3,000              3,075               .03

Del Webb Corp. 9.75% 2003                                            10,500             10,237              .08

                                                                                        --------            -----

                                                                                        28,092              .23

                                                                                        --------            -----







Collateralized Mortgage/Asset-Backed Obligations (6)

 (excluding those issued by federal agencies) - 1.69%

BANCO NACIONAL DE MEXICO 0% 2002 (2)                                 6,500              6,500               .05

Bank of America 9.50% 2008                                           104                104                 .00

CASE EQUIPMENT LOAN TRUST 1995-A 7.30% 2002                          19,077             19,387              .16

Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,

 7.25% 2024                                                          9,910              9,625               .08

Citicorp Mortgage Securities, Inc., Series 1992-20,

 Class A3, 7.50% 2006                                                8,270              8,304               .07

CMC Securities Corp. I, Series 1993-E, Class S9,

 6.50% 2008                                                          2,801              2,627               .02

CSFB FINANCE CO. LTD. 7.00% 2005 (2)(5)                              5,000              4,803               .04

ELECTRONIC TRANSFER MASTER TRUST 9.35% 2002 (2)                      15,000             15,187              .12

GE Capital Mortgage Services, Inc., Series 94-2, Class

 A15, 6.582% 2009 (7)                                                6,310              3,691               .03

Green Tree Financial Corp., Net Interest Margin Trust,

 Series 1994-A, 6.90% 2004                                           3,640              3,602

Green Tree Financial Corp., Seller and Servicer

 Manufactured Housing Contract, Series 1993-2, Class B,

 8.00% 2018                                                          14,000             13,877

GREEN TREE FINANCIAL CORP., SELLER AND SERVICER

 MANUFACTURED HOUSING CONTRACT, SERIES 1995-1, CLASS A-3,
7.95% 06/15/25

 7.95% 2025                                                          5,000              5,184               .18

Jet Equipment Trust, Series 1994-A, Class B1, 10.91%

 2006 (2)                                                            6,989              7,776

JET EQUIPMENT TRUST, SERIES 1995-B, CERTIFICATES,

 10.91% 2014 (2)                                                     4,750              4,780

JET EQUIPMENT TRUST, SERIES 1995-A, CLASS B, 8.64%

 2015 (2)                                                            15,000             15,750

JET EQUIPMENT TRUST, SERIES 1995-A, CLASS C, 10.69%

 2015 (2)                                                            5,000              5,419

JET EQUIPMENT TRUST, SERIES 1995-B, CLASS A, 7.63%

 2015 (2)                                                            14,500             14,554

JET EQUIPMENT TRUST, SERIES 1995-B, CLASS C, 9.71%

 2015 (2)                                                            5,500              5,555               .44

Merrill Lynch Mortgage Investors, Inc., Seller

 Manufactured Housing Contract, Series 1992-B, Class A2,

 8.05% 2012                                                          2,500              2,544               .02

Prudential Home Mortgage Securities Co., Inc.,

 Series 1992-37, Class A6, 7.00% 2022                                8,000              7,987               .07

Resolution Trust Corp., Series 1992-CHF, Class E,

 8.25% 2020                                                          11,016             10,369

Resolution Trust Corp., Series 1993-C1, Class D,

 9.45% 2024                                                          6,142              6,288

Resolution Trust Corp., Series 1993-C1, Class E,

 9.50% 2024                                                          2,528              2,481

Resolution Trust Corp., Series 1993-C2, Class C,

 8.00% 2025                                                          3,000              3,026

Resolution Trust Corp., Series 1993-C2, Class D,

 8.50% 2025                                                          3,290              3,339

Resolution Trust Corp., Series 1993-C2, Class E,

 8.50% 2025                                                          1,284              1,268               .23

SKW II REAL ESTATE LP, CLASS A, 6.45% 2002 (2)                       7,780              7,780               .06

Standard Credit Card Master Trust I, credit card

 participation certificates, Series 1991-1A, 8.50% 1997              4,000              4,079

Standard Credit Card Master Trust I, credit card

 participation certificates, Series 1991-4A, 8.00% 1997              5,000              5,094

Standard Credit Card Master Trust I, credit card

 participation certificates, Series 1994-2A, 7.25% 2008              5,000              5,062               .11

USWFS Manufactured Housing Contract, Series 1990-A,

 9.05% 2010 (2)                                                      1,242              1,252               .01

                                                                                        --------            -----

                                                                                        207,294             1.69

                                                                                        --------            -----





Federal Agency Obligations-Mortgage Pass-Throughs (6)

  - 2.94%

Federal Home Loan Mortgage Corp. 8.50% 2008                          604                624

Federal Home Loan Mortgage Corp. 8.50% 2020                          12,198             12,572

Federal Home Loan Mortgage Corp. 9.00% 2016                          3,086              3,211

Federal Home Loan Mortgage Corp. 9.00% 2021                          2,482              2,582

Federal Home Loan Mortgage Corp. 10.00% 2019                         125                135

Federal Home Loan Mortgage Corp. 11.50% 2000                         18                 19                  .16

Federal National Mortgage Assn. 7.50% 2007-2023                      31,210             31,494

Federal National Mortgage Assn. 8.00% 2009-2013                      6,426              6,567

Federal National Mortgage Assn. 8.50% 2014-2023                      4,014              4,135

Federal National Mortgage Assn. 9.00% 2008-2025                      8,774              9,134

FEDERAL NATIONAL MORTGAGE ASSN. 10.00% 2020                          4,145              4,502               .46

Government National Mortgage Assn. 5.50% 2023-2024 (5)               90,015             88,545

Government National Mortgage Assn. 6.00% 2017-2024 (5)               12,565             12,495

Government National Mortgage Assn. 6.125% 2022 (5)                   14,738             14,834

Government National Mortgage Assn. 6.50% 2024                        1,974              1,875

Government National Mortgage Assn. 6.50% 2024 (5)                    3,961              3,976

Government National Mortgage Assn. 7.00% 2008-2023                   34,018             33,430

Government National Mortgage Assn. 7.50% 2017-2024                   36,749             36,726

Government National Mortgage Assn. 8.00% 2017                        7,137              7,280

Government National Mortgage Assn. 8.50% 2017-2025                   41,812             43,345

Government National Mortgage Assn. 9.00% 2008-2025                   18,852             19,806

Government National Mortgage Assn. 9.50% 2009-2025                   19,309             20,588

Government National Mortgage Assn. 10.00% 2016-2019                  2,167              2,358

Government National Mortgage Assn. 10.50% 2018-2019                  335                369

Government National Mortgage Assn. 11.00% 2015                       150                167                 2.32

                                                                                        --------            -----

                                                                                        360,769             2.94

                                                                                        --------            -----





Federal Agency Obligations-Collateralized Mortgage

 Obligations (7) - 0.14%

Federal Home Loan Mortgage Corp., Series 1625, Class SC,

 4.703% 2008                                                         2,140              1,273

Federal Home Loan Mortgage Corp., Series 1587, Class SL,

 7.511% 2008                                                         3,958              2,963

Federal Home Loan Mortgage Corp., Series 1475, Class SA,

 8.035% 2008                                                         2,168              1,725

Federal Home Loan Mortgage Corp., Series 1607, Class SA,

 6.536% 2013                                                         5,287              3,374

Federal Home Loan Mortgage Corp., Series 1673, Class SA,

 4.445% 2024                                                         6,000              2,786               .10

Federal National Mortgage Assn., Series 1993-234,

 Class SC, 4.977% 2008                                               8,754              4,583

Federal National Mortgage Assn., Series 1993-G19,

 Class SJ, 0% 2023                                                   262                136                 .04

                                                                                        --------            -----

                                                                                        16,840              .14

                                                                                        --------            -----





Other Federal Agency Obligations - 0.76%

FEDERAL HOME LOAN BANK 7.28% 2000                                    6,000              6,007

Federal Home Loan Bank 6.41% 2003                                    10,000             9,634

Federal Home Loan Bank 6.16% 2004                                    13,000             12,358

Federal Home Loan Bank 6.27% 2004                                    6,000              5,735               .28

Federal Home Loan Mortgage Corp. 5.74% 2003                          5,000              4,677

Federal Home Loan Mortgage Corp. 6.39% 2003                          7,750              7,740

Federal Home Loan Mortgage Corp. 6.44% 2003                          3,000              2,905

Federal Home Loan Mortgage Corp. 6.50% 2003                          5,000              4,855

Federal Home Loan Mortgage Corp. 6.59% 2003                          6,000              5,834

Federal Home Loan Mortgage Corp. 6.19% 2004                          10,750             10,213

Federal Home Loan Mortgage Corp. 6.27% 2004                          5,450              5,208               .33

Federal National Mortgage Assn. 6.30% 1997                           10,000             9,998               .08

FNSM Principal STRIPS 0%/8.62% 2022 (4)                              10,000             8,066               .07

                                                                                        --------            -----

                                                                                        93,230              .76

                                                                                        --------            -----





Governments and Governmental Authorities - 0.80%

Argentina Bocon 7.306% 2001 (3)(5)                                   20,000             10,889

Argentina (Republic of) 8.375% 2003                                  13,000             9,913

Argentina (Republic of) Eurobond Series L, 7.312% 2005

 (5)                                                                 33,000             20,254

Argentina (Republic of) Eurobond Series L, 5.00% 2023 (5)            42,250             19,646              .50

BRAZIL (REPUBLIC OF) DEBT CONVERSION BOND 7.312%

 2012 (5)                                                            2,000              1,047               .01

British Columbia Hydro & Power Authority 12.50% 2014                 10,000             12,066              .10

Italy (Republic of) 6.875% 2023                                      10,000             8,734               .07

Ontario (Province of) 7.75% 2002                                     2,500              2,624

Ontario (Province of) 15.25% 2012                                    5,000              6,093               .07

Petroleo Brasileiro SA-PETROBRAS 10.212% 1998 (5)                    2,500              2,500               .02

POLAND (REPUBLIC OF) 7.75% 2000 (2)                                  4,250              4,250               .03

United Mexican States Government 6.25% Eurobonds 2019                1,000              603                 .00

                                                                                        --------            -----

                                                                                        98,619              .80

                                                                                        --------            -----





Floating Rate Eurodollar Notes (Undated) (5) - 0.28%

Bank of Nova Scotia 6.562%                                           10,000             7,838               .06

Canadian Imperial Bank of Commerce 6.625%                            10,000             7,925               .07

Financiere Credit Suisse-First Boston 6.125%                         2,000              1,560               .01

Gentra Inc. 6.65%                                                    2,125              2,120               .02

Midland Bank 6.125%                                                  5,000              4,075               .03

Standard Chartered Bank 5.812%                                       15,000             11,231              .09

                                                                                        --------            -----

                                                                                        34,749              .28

                                                                                        --------            -----





U.S. Treasury Obligations - 12.51%

7.25% August 1996                                                    60,000             60,881              .50

8.00% October 1996                                                   4,000              4,100               .03

7.25% November 1996                                                  75,000             76,324              .62

8.00% January 1997                                                   100,000            103,031             .84

6.75% February 1997                                                  4,000              4,055               .03

6.875% April 1997                                                    60,000             61,003              .50

8.50% April 1997                                                     40,000             41,681              .34

8.50% May 1997                                                       6,000              6,262               .05

8.50% July 1997                                                      4,000              4,189               .03

5.625% August 1997                                                   100,000            99,422              .81

8.625% August 1997                                                   75,000             78,856              .64

5.50% September 1997                                                 75,000             74,379              .61

5.75% October 1997                                                   100,000            99,609              .81

8.75% October 1997                                                   35,000             36,996              .30

6.00% November 1997                                                  60,000             60,075              .49

7.875% January 1998                                                  50,000             52,133              .42

8.125% February 1998                                                 40,000             41,975              .34

9.25% August 1998                                                    45,000             48,951              .40

8.875% February 1999                                                 12,000             13,048              .11

9.125% May 1999                                                      10,000             10,997              .09

6.75% June 1999                                                      91,000             92,863              .76

6.875% August 1999                                                   78,000             79,950              .65

8.75% August 2000                                                    22,500             24,954              .20

8.50% November 2000                                                  10,000             11,052              .09

7.75% February 2001                                                  70,000             74,955              .61

11.625% November 2002                                                18,000             23,425              .19

10.75% February 2003                                                 19,500             24,491              .20

11.625% November 2004                                                30,000             40,598              .33

10.75% August 2005                                                   9,000              11,758              .10

10.375% November 2009                                                7,100              8,933               .07

12.75% November 2010                                                 9,500              13,793              .11

14.00% November 2011                                                 3,500              5,519               .04

10.375% November 2012                                                15,000             19,477              .16

8.875% August 2017                                                   18,500             22,547              .18

7.125% February 2023                                                 102,500            105,111             .86

                                                                                        --------            -----

                                                                                        1,537,393           12.51

                                                                                        --------            -----





TOTAL BONDS & NOTES (cost: $4,969,823,000)                                              4,976,227           40.49

                                                                                        --------            -----







----------------------------------



Short-Term Securities



----------------------------------

Corporate Short-Term Notes - 2.24%

THE CIT GROUP HOLDINGS, INC. 5.71%-5.95%

 DUE 8/11-8/25/95                                                    50,000             49,856              .41

JOHN DEERE CAPITAL CORP. 5.72% DUE 8/8/95                            33,800             33,757              .27

E.I. DU PONT DE NEMOURS AND CO. 5.68% DUE 9/8/95                     14,900             14,808              .12

KIMBERLY-CLARK CORP. 5.63% DUE 9/7/95                                10,000             9,941               .08

ELI LILLY AND CO. 5.65%-5.88% DUE 8/21-9/18/95                       23,200             23,098              .19

National Rural Utilities Cooperative Finance Corp.

 5.72% due 8/17/95                                                   30,000             29,919              .24

J.C. Penney Funding Corp. 5.69%-5.92% due 8/15-8/24/95               29,180             29,079              .24

PEPSICO, INC. 5.70%-5.91% DUE 8/10-8/29/95                           37,700             37,574              .31

US WEST COMMUNICATIONS 5.62% DUE 10/11/95                            15,000             14,830              .12

XEROX CORP. 5.73%-5.94% DUE 8/3-8/30/95                              32,400             32,331              .26

                                                                                        --------            -----

                                                                                        275,193             2.24

                                                                                        --------            -----



Federal Agency Short-Term Obligations - 0.20%

Federal Home Loan Mortgage Corp.

 5.58%-5.85% due 8/4-10/30/95                                        24,000             23,859              .19

Federal National Mortgage Assn. 7.00% due 2/10/96                    1,000              1,006               .01

                                                                                        --------            -----

                                                                                        24,865              .20

                                                                                        --------            -----



U.S. Treasury Short-Term Securities - 2.15%

8.50% August 1995                                                    53,500             53,550              .44

7.50% January 1996                                                   60,000             60,515              .49

7.875% February 1996                                                 50,000             50,555              .41

8.875% February 1996                                                 19,000             19,312              .16

7.375% May 1996                                                      75,000             75,914              .62

7.875% July 1996                                                     4,000              4,078               .03

                                                                                        --------            -----

                                                                                        263,924             2.15

                                                                                        --------            -----



TOTAL SHORT-TERM SECURITIES (cost: $570,234,000)                                        563,982             4.59

                                                                                        --------            -----

TOTAL INVESTMENT SECURITIES (cost: $11,024,746,000)                                     12,153,945          98.89



Excess of cash and receivables over payables                                            136,212             1.11

                                                                                        --------            -----

NET ASSETS                                                                              $12,290,157         100.00%

                                                                                        ==========          ======


(1)  Non-income-producing securities.

(2) Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

(3) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

(4) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

(5)  Coupon rates may change periodically.

(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(7) Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

See Notes to Financial Statements

----------------------------
Equity-type securities
 appearing in the portfolio
 since January 31, 1995
----------------------------
Allstate
Bancorp Hawaii
Burlington Northern
Chemical Banking
Cooper Industries
First Fidelity
First Security
First Tennessee National
General Mills
Goodyear Tire & Rubber
Monsanto
National City
J.C. Penney
SAFECO
Seagate Technology
Weyerhaeuser

------------------------------
Equity-type securities
 eliminated from the portfolio
 since January 31, 1995
------------------------------
Bank of Montreal
BCE
Canadian Imperial Bank of Commerce
Carolina Power & Light
Consolidated Freightways
Dexter
Household International
MBNA
National Semiconductor
National Service Industries
Phelps Dodge
Republic New York
Staples
Tandy
United Technologies
Xerox

*****************
The Income Fund of America
Financial Statements

Statement of Assets and Liabilities                                                       (dollars in

July 31, 1995                                                                             thousands)

----------------------------------------               ---------                          ------------------

ASSETS:

Investment securities at market

 (cost: $11,024,746)                                                                      $12,153,945

Cash                                                                                      1,282

Receivables for-

 Sales of investments                                  $ 35,360

 Sales of fund's shares                                20,017

 Dividends and accrued interest                        128,816                            184,193

                                                       ---------                          ------------------

                                                                                          12,339,420

LIABILITIES:

Payables for-

 Purchases of investments                              33,037

 Repurchases of fund's shares                          8,772

 Management services                                   3,193

 Accrued expenses                                      4,261                              49,263

                                                       ---------                          ------------------

NET ASSETS AT JULY 31, 1995-

 Equivalent to $14.92 per share on

 823,830,743 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--1,200,000,000 shares)                                                     $12,290,157

                                                                                          =================







Statement of Operations                                                                   (dollars in

for the year ended July 31, 1995                                                          thousands)

-----------------------------------------              ---------                          ------------------

INVESTMENT INCOME:

Income:

 Dividends                                             $259,485

 Interest                                              492,564                            $752,049

                                                       ---------

Expenses:

 Management services fee                               35,698

 Distribution expenses                                 25,061

 Transfer agent fee                                    7,211

 Reports to shareholders                               729

 Registration statement and

  prospectus                                           960

 Postage, stationery and supplies                      1,577

 Directors' fees                                       150

 Auditing and legal fees                               51

 Custodian fee                                         260

 Taxes other than federal income tax                   2

 Other expenses                                        53                                 71,752

                                                       ---------                          ----------------

 Net investment income                                                                    680,297

                                                                                          -----------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

 Net realized gain                                                                        50,302

 Net increase in unrealized appreciation on

  investments:

  Beginning of year                                    134,366

  End of year                                          1,129,199                          994,833

                                                       ---------                          ----------------

  Net realized gain and unrealized

   appreciation on investments                                                            1,045,135

                                                                                          ---------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                          $1,725,432

                                                                                          ================





----------------------------------------                                                  ----------------

Statement of Changes in Net Assets                                                        (dollars in

                                                                                          thousands)

-----------------------------------------                                                 ------------------



                                                       Year ended

                                                       July 31

                                                       1995                               1994

                                                       -----------------                  ----------------

OPERATIONS:

Net investment income                                  $   680,297                        $   599,418

Net realized gain on investments                       50,302                             127,926

Net increase (decrease) in unrealized

 appreciation on investments                           994,833                            (563,497)

                                                       ---------                          ---------

 Net increase in net assets

  resulting from operations                            1,725,432                          163,847

                                                       ---------                          ---------

DIVIDENDS AND DISTRIBUTIONS

 PAID TO SHAREHOLDERS:

Dividends from net investment income                   (598,609)                          (590,832)

Distributions from net realized

 gain on investments                                   (47,119)                           (242,204)

                                                       ---------                          ---------

 Total dividends and distributions                     (645,728)                          (833,036)

                                                       ---------                          ---------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 118,485,003 and 194,658,239

 shares, respectively                                  1,645,595                          2,785,416

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions of

 net realized gain on investments:

 42,687,032 and 47,830,913

 shares, respectively                                  586,118                            679,271

Cost of shares repurchased:

 112,581,008 and 92,301,774

 shares, respectively                                  (1,558,083)                        (1,303,690)

                                                       ---------                          ---------

 Net increase in net assets

  resulting from capital share

  transactions                                         673,630                            2,160,997

                                                       ---------                          ---------

TOTAL INCREASE IN NET ASSETS                           1,753,334                          1,491,808



NET ASSETS:

Beginning of year                                      10,536,823                         9,045,015

                                                       ---------                          ---------

End of year (including undistributed

 net investment income: $110,419

 and $28,731, respectively)                            $12,290,157                        $10,536,823

                                                       ===========                        =================




See Notes to Financial Statements

Notes to Financial Statements

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges (or reported on the NASDAQ national market) on the last business day of the year or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation or, lacking any sales, at the last reported bid price.

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

  Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $260,000 includes $57,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $1,129,273,000, of which $1,315,988,000 related to appreciated securities and $186,715,000 related to depreciated securities. During the year ended July 31, 1995, the fund realized, on a tax basis, a net capital gain of $50,310,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $11,024,672,000 at July 31, 1995.

3. The fee of $35,698,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 2.25% of monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1995, distribution expenses under the Plan were $25,061,000. As of July 31, 1995, accrued and unpaid distribution expenses were $4,105,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,211,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,246,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1995, aggregate amounts deferred were $111,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1995, accumulated undistributed net realized gain on investments was $47,534,000 and additional paid-in capital was $10,179,174,000.

  The fund made purchases and sales of investment securities,    excluding
short-term securities, of $3,377,195,000 and $2,813,332,000, respectively, during the year ended July 31,1995.

Per-Share Data and Ratios

                                            Year


                                            ended


                                            July 31


                                            1995              1994              1993              1992              1991


                                            -------           -------           -------           -------           -------



Net Asset Value, Beginning of


 Year                                       $13.59            $14.47            $13.94            $12.54            $12.11


                                            -------           -------           -------           -------           -------


 Income from Investment


  Operations:


  Net investment income                     .85               .83               .85               .85               .86


  Net realized and unrealized


   gain (loss) on investments               1.29              (.53)             .74               1.48              .53


                                            -------           -------           -------           -------           -------


   Total income from


 investment operations                      2.14              .30               1.59              2.33              1.39


                                            -------           -------           -------           -------           -------


 Less Distributions:


  Dividends from net investment


 income                                     (.75)             (.83)             (.84)             (.85)             (.89)


  Distributions from net


 realized gains                             (.06)             (.35)             (.22)             (.08)             (.07)


                                            -------           -------           -------           -------           -------


   Total distributions                      (.81)             (1.18)            (1.06)            (.93)             (.96)


                                            -------           -------           -------           -------           -------


Net Asset Value, End of Year                $14.92            $13.59            $14.47            $13.94            $12.54


                                            =======           =======           =======           =======           =======





Total Return /1/                            16.42%            1.98%             11.88%            19.16%            12.24%








Ratios/Supplemental Data:


  Net assets, end of year (in


 millions)                                  $12,290           $10,537           $9,045            $5,121            $2,771


  Ratio of expenses to average


 net assets                                 .65%              .63%              .62%              .66%              .73%


  Ratio of net income to average


 net assets                                 6.12%             5.92%             6.05%             6.40%             7.23%


  Portfolio turnover rate                   26.26%            26.42%            29.18%            22.71%            23.35%






/1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

Independent Auditors' Report
To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
August 23, 1995

TAX INFORMATION (UNAUDITED)
Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 38% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 20% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

In January 1996 we will provide you information on distributions paid during the calendar year to help you in completing your 1995 income tax returns. Shareholders should consult their own tax advisors.

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.
 (a) Financial Statements.
   Included in Prospectus - Part A
    Financial Highlights
   Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report
 (b) Exhibits.
  1. On file (see SEC files nos. 811-1880 and 2-33371)
  2. On file (see SEC files nos. 811-1880 and 2-33371)
  3. None
   4. On file (see SEC files nos. 811-1880 and 2-33371)
   5. On file (see SEC files nos. 811-1880 and 2-33371)
   6. On file (see SEC files nos. 811-1880 and 2-33371)
   7. None
   8. On file (see SEC files nos. 811-1880 and 2-33371)
   9. On file (see SEC files nos. 811-1880 and 2-33371)
  10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. On file (see SEC files nos. 811-1880 and 2-33371)
  15. On file (see SEC files nos. 811-1880 and 2-33371)
  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC files nos. 811-1880 and 2-33371)

Item 25. Persons Controlled by or under Common Control with Registrant.
 None.

Item 26. Number of Holders of Securities.
                As of August 31, 1995

Title of Class           Number of Record-Holders
Common Stock             538,876
($1.00 Par Value)



Item 27. Indemnification.

  Registrant is a joint-insured under an Investment Adviser/Mutual Fund Errors and Omissions Policy. The carrier of the primary policy in the amount of $15 million is American International Surplus Lines Insurance Company, and the policy has a $250,000 deductible. The carrier of the secondary policy in the amount of $10 million is Chubb Custom Insurance Company. The carrier of the excess policy in the amount of $20 million is ICI Mutual Insurance Company.

  The Articles of Incorporation state:
  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:
  Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

  Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

(1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

  (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

  Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

Item 28. Business and Other Connections of Investment Adviser.

  None.

Item 29. Principal Underwriters.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(b)                (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                Assistant Vice President        None



      John A. Agar                  Regional Vice President         None
      1501 N. University Drive
      Little Rock, AR 72207



      Robert B. Aprison             Regional Vice President         None
      2983 Brynwood Drive
      Madison, WI  53711



&     Richard L. Armstrong          Assistant Vice President        None



*     William W. Bagnard            Vice President                  None



      Steven L. Barnes              Vice President                  None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



      Michelle A. Bergeron          Regional Vice President         None
      1190 Rockmart Circle
      Kennesaw, GA 30144



      Joseph T. Blair               Vice President                  None
      27 Drumlin Road
      West Simsbury, CT 06092



      Ian B. Bodell                 Vice President                  None
      3100 West End Avenue, Suite 870
      Nashville, TN  37215



      Mick L. Brethower             Vice President                  None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President         None
      4619 McPherson Avenue
      St. Louis, MO 63108



*     Daniel C. Brown               Senior Vice President,          None
                                    Director


@     J. Peter Burns                Vice President                  None



      Brian C. Casey                Regional Vice President         None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Vice President                  None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin         Regional Vice President         None
      231 Burlington
      Clarendon Hills, IL 60514



      Denise M. Cassin              Regional Vice President         None
      1425 Vallejo, #203
      San Francisco, CA 94109



*     Larry P. Clemmensen           Treasurer, Director             None



*     Kevin G. Clifford             Senior Vice President           None



      Ruth M. Collier               Vice President                  None
      145 W. 67th Street #12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President                  None
      2333 Granada Blvd.
      Coral Gables, FL  33134



%     Douglas A. Critchell          Vice President                 None
      3000 K Street, Suite 230
      Washington, D.C.  20007



*     Carl D. Cutting               Vice President                 None



      Michael A. Dilella            Vice President                 None
      P.O. Box 661
      Ramsey, NJ 07446



      G. Michael Dill               Senior Vice President          None
      3622 East 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                 Vice President                 None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran                Senior Vice President          None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                      None



      Robert W. Durbin              Vice President                 None
      74 Sunny Lane
      Tiffin, OH  44883



+     Lloyd G. Edwards              Vice President                 None



@     Richard A. Eychner            Vice President                 None



*     Paul H. Fieberg               Senior Vice President          None



      John R. Fodor                 Regional Vice President        None
      5 Marlborough Street
      Suite 51
      Boston, MA  02116



*     Mark P. Freeman, Jr.          President, Director            None



      Clyde E. Gardner              Vice President                 None
      Rt. 2, Box 3162
      Osage Beach, MO   65065



#     Evelyn K. Glassford           Vice President                 None



      Jeffrey J. Greiner            Regional Vice President        None
      5898 Heather Glen Court
      Dublin, OH  43017



*     Paul G. Haaga, Jr.            Director                      Senior Vice
                                                                  President



      David E. Harper               Vice President                None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Regional Vice President       None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen            Vice President, Controller    None



       Victor J. Kriss, Jr.         Senior Vice President         None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine              Vice President                 None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President       None



      T. Blake Liberty              Regional Vice President        None
      12585-E  East Tennessee Circle
      Aurora, CO  80012



*     Heather A. Maier              Assistant Vice President,      None
                                    Institutional Investment Service
                                    Division



      Stephen A. Malbasa            Regional Vice President        None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Senior Vice President          None
      5241 S. Race Street
      Littleton, CO 80121



*     John C. Massar                Senior Vice President          None



*     E. Lee McClennahan            Senior Vice President          None



      Laurie B. McCurdy             Regional Vice President        None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin            Senior Vice President          None



      Terry W. McNabb               Vice President                 None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Regional Vice President         None
      25701 S.E. 32nd Place
      Issaquah, WA 98027



      Stephen S. Nelson             Vice President                  None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicolich           Assistant Vice President,        None
                                    Institutional Investment
                                    Services Division



      William E. Noe                Regional Vice President         None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                Regional Vice President         None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                 Regional Vice President         None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips              Regional Vice President        None
      32 Ridge Avenue
      Newton Centre, MA 02161



#     Candance D. Pilgram           Assistant Vice President       None



      Carl S. Platou                Regional Vice President        None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



*     John O. Post, Jr.             Vice President                 None



      Steven J. Reitman             Vice President                 None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts              Regional Vice President        None
      12025 Delmahoy Drive
      Charlotte, NC 28277



*     George L. Romine, Jr.         Vice President, Institutional   None
                                    Investment Services Division



      George S. Ross                Vice President                  None
      55 Madison Avenue
      Morristown, NJ  07960



*     Julie D. Roth                 Vice President                  None



      Douglas F. Rowe               Regional Vice President         None
      104 River Road
      Georgetown, TX 78628



      Christopher S. Rowey          Regional Vice President         None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President                  None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson             Vice President                  None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President         None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan           Chairman                        None



      David W. Short                Senior Vice President           None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



*     Victor S. Sidhu               Vice President,                 None
                                    Institutional Investment Services
                                    Division



      William P. Simon, Jr.         Vice President                 None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President,      None
                                    Institutional Investment Services
                                    Division



*     Mark S. Smith                 Senior Vice President,         None
                                    Director



*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      Rodney G. Smith               Regional Vice President        None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini        Regional Vice President        None
      855 Markley Woods Way
      Cincinnati, OH 45230



      Daniel S. Spradling           Senior Vice President          None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402



      Craig R. Strauser             Regional Vice President        None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri          Regional Vice President        None
      31641 Saddletree Drive
      Westlake Village, CA 91361



&     James P. Toomey               Assistant Vice President        None



+     Christopher E. Trede          Assistant Vice President        None



      George F. Truesdail           Vice President                 None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President        None
      606 Glenwood Avenue
      Mill Valley, CA 94941



@     Andrew J. Ward                Vice President                  None



*     David M. Ward                 Assistant Vice President,       None
                                    Institutional Investment
                                    Services Division



      Thomas E. Warren              Regional Vice President        None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238



#     J. Kelly Webb                 Senior Vice President          None



      Gregory J. Weimer             Regional Vice President        None
      125 Surrey Drive
      Canonsburg, PA 15317



#     Timothy W. Weiss              Director                       None



      N. Dexter Williams            Vice President                 None
      Four Embarcadero Center
      San Francisco, CA 94111



      Timothy J. Wilson             Regional Vice President        None
      113 Farmview Place
      Venetia, PA 15367



*     Marshall D. Wingo             Senior Vice President          None



*     Robert L. Winston             Senior Vice President,         None
                                    Director



      William R. Yost               Regional Vice President         None
      9320 Overlook Trail
      Eden Prairie, MN 55347



      Janet Young                   Regional Vice President        None
      1616 Vermont
      Houston, TX  77006


* Business Address, 333 South Hope Street, Los Angeles, CA 90071

# Business Address, 135 South State College Blvd., Brea, CA 92621

& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

+ Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240
 (c)  None.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92621, and/or the offices of the Registrant, Four Embarcadero Center (Suite 1800), San Francisco, California 94111.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92621, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.

  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                        SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 28th day of September, 1995.

THE INCOME FUND OF AMERICA, INC.
By /s/ Patrick F. Quan
   Patrick F. Quan, Secretary

ATTEST:
/s/ Barbara A. Preddy
    Barbara A. Preddy

 Pursuant to the requirements of the Securities Act of 1933, this amendment to
its registration statement has been signed below on September    28 , 1995 by
the following persons in the capacities indicated.

         Signature                                            Title

(1)      Principal Executive Officer:                         President

         /s/ George A. Miller
         (George A. Miller)

(2)      Principal Financial Officer and
         Principal Accounting Officer:                        Treasurer

         /s/ Mary C. Cremin
         (Mary C. Cremin)

(3)      Directors:

         Robert A. Fox*                                       Director
         Roberta L. Hazard*                                   Director
         Ernest T. Hinshaw, Jr.*                              Director
         Richard H. M. Holmes*                                Director
         Leonade D. Jones*                                    Director
         John G. McDonald*                                    Director
         Theodore D. Nierenberg*                              Director

         /s/ James W. Ratzlaff                                Director
         (James W. Ratzlaff)

         Henry E. Riggs*                                      Director
         Walter P. Stern*                                     Chairman
         Patricia K. Woolf*                                   Director

*By /s/ Patrick F. Quan
    Patrick F. Quan, Attorney-in-Fact

  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

    /s/ Michael J. Downer
    Michael J. Downer, Counsel